Exhibit 99.3

Third Quarter

Financial Supplement

September 30, 2017

METLIFE

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

CONSOLIDATED BALANCE SHEETS	7

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY	8

U.S.
Statements of Operating Earnings Available to Common Shareholders	9
Group Benefits - Statements of Operating Earnings Available to Common Shareholders	10
Retirement and Income Solutions - Statements of Operating Earnings Available to Common Shareholders	11
Property & Casualty - Statements of Operating Earnings Available to Common Shareholders	12
Group Benefits - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	13
Group Benefits - Other Operating Expenses by Major Category and Other Statistical Information	14
Retirement and Income Solutions - Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	15
Retirement and Income Solutions - Other Operating Expenses by Major Category and Spread	16
Property & Casualty - Other Operating Expenses by Major Category, Net Written Premiums By Product and Selected Financial Information and Supplemental Data	17

ASIA
Statements of Operating Earnings Available to Common Shareholders	18
Operating Premiums, Fees and Other Revenues; Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	20
Other Operating Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	21

EMEA
Statements of Operating Earnings Available to Common Shareholders	22
Other Operating Expenses by Major Category and Other Statistical Information	23

METLIFE HOLDINGS
Statements of Operating Earnings Available to Common Shareholders	24
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	25
Other Operating Expenses by Major Category and Spread by Product	26
Other Statistical Information	27

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders and Operating Earnings Available to Common Shareholders by Source	28

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	29
Gross Unrealized Gains and Losses Aging Schedule - Fixed Maturity Securities Available-for-Sale and Equity Securities Available-for-Sale	31
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution	32
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	33

APPENDIX
Reconciliation Detail	A-1
Notable Items:
MetLife Total, U.S., U.S. - Group Benefits, U.S. - Retirement and Income Solutions, U.S. - Property & Casualty,	A-2
Asia, Latin America, EMEA, MetLife Holdings and Corporate & Other	A-3
Equity Details, Book Value Details and Return on Equity	A-4
Return on Allocated Equity	A-5
Operating Premiums, Fees and Other Revenues, Other Operating Expenses and Operating Earnings Available to Common Shareholders - Constant Currency Basis	A-6
Non-GAAP and Other Financial Disclosures	A-7
Acronyms	A-9

METLIFE

As used in this QFS, “MetLife,” “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

This QFS includes the periods for the three months ended March 31, 2016 and June 30, 2016 updated for the separation of Brighthouse Financial, Inc. from MetLife, Inc. on August 4, 2017 (“the Separation”). These periods are included to provide a full year 2016 impact of the Separation.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Revenues
Premiums	$9,167	$8,950	$9,839	$9,246	$8,965	$9,580	$10,876	$27,956	$29,421
Universal life and investment-type product policy fees	1,423	1,363	1,341	1,355	1,360	1,364	1,428	4,127	4,152
Net investment income	3,824	4,094	4,609	4,263	4,421	4,193	4,295	12,527	12,909
Other revenues	479	474	356	376	342	292	301	1,309	935
Net investment gains (losses)	126	241	231	(293)	63	104	(606)	598	(439)
Net derivative gains (losses)	1,078	903	(543)	(2,312)	(226)	(247)	(190)	1,438	(663)
Total revenues	16,097	16,025	15,833	12,635	14,925	15,286	16,104	47,955	46,315

Expenses
Policyholder benefits and claims	8,840	8,942	9,612	8,922	8,857	9,421	10,645	27,394	28,923
Interest credited to policyholder account balances	1,051	1,224	1,544	1,357	1,451	1,292	1,338	3,819	4,081
Policyholder dividends	308	314	302	299	310	313	302	924	925
Goodwill impairment	-	-	-	-	-	-	-	-	-
Capitalization of DAC	(849)	(803)	(770)	(730)	(713)	(744)	(761)	(2,422)	(2,218)
Amortization of DAC and VOBA	723	669	660	654	663	656	626	2,052	1,945
Amortization of negative VOBA	(99)	(67)	(55)	(48)	(43)	(38)	(32)	(221)	(113)
Interest expense on debt	302	293	280	282	283	284	284	875	851
Other expenses	3,504	3,407	3,101	3,281	3,113	3,125	3,201	10,012	9,439
Total expenses	13,780	13,979	14,674	14,017	13,921	14,309	15,603	42,433	43,833
Income (loss) from continuing operations before provision for income tax	2,317	2,046	1,159	(1,382)	1,004	977	501	5,522	2,482
Provision for income tax expense (benefit)	547	571	135	(587)	96	148	(392)	1,253	(148)
Income (loss) from continuing operations, net of income tax	1,770	1,475	1,024	(795)	908	829	893	4,269	2,630
Income (loss) from discontinued operations, net of income tax	433	(1,361)	(451)	(1,291)	(79)	58	(968)	(1,379)	(989)
Net income (loss)	2,203	114	573	(2,086)	829	887	(75)	2,890	1,641
Less: Net income (loss) attributable to noncontrolling interests	2	4	(4)	2	3	3	6	2	12
Net income (loss) attributable to MetLife, Inc.	2,201	110	577	(2,088)	826	884	(81)	2,888	1,629
Less: Preferred stock dividends	6	46	6	45	6	46	6	58	58
Net income (loss) available to MetLife, Inc.‘s common shareholders	$2,195	$64	$571	$(2,133)	$820	$838	$(87)	$2,830	$1,571

Total Premiums, Fees and Other Revenues	$11,069	$10,787	$11,536	$10,977	$10,667	$11,236	$12,605	$33,392	$34,508

METLIFE CORPORATE OVERVIEW
	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Net income (loss) available to MetLife, Inc.‘s common shareholders	$2,195	$64	$571	$(2,133)	$820	$838	$(87)
Adjustments from net income (loss) available to MetLife, Inc.‘s common shareholders to operating earnings available to common shareholders:
Less: Net investment gains (losses)	126	241	231	(293)	63	104	(606)
Less: Net derivative gains (losses)	1,078	903	(543)	(2,312)	(226)	(247)	(190)
Less: Goodwill impairment	-	-	-	-	-	-	-
Less: Other adjustments to continuing operations (1)	(202)	49	(217)	(111)	(491)	(341)	(494)
Less: Provision for income tax (expense) benefit	(240)	(390)	192	793	254	142	1,009
Less: Income (loss) from discontinued operations, net of income tax	433	(1,361)	(451)	(1,291)	(79)	58	(968)
Add: Net income (loss) attributable to noncontrolling interests	2	4	(4)	2	3	3	6
Operating earnings available to common shareholders	$1,002	$626	$1,355	$1,083	$1,302	$1,125	$1,168

Net income (loss) available to MetLife, Inc.‘s common shareholders per common share - diluted (2)	$1.98	$0.06	$0.51	$(1.94)	$0.75	$0.77	$(0.08)
Less: Net investment gains (losses)	0.11	0.22	0.21	(0.26)	0.06	0.10	(0.57)
Less: Net derivative gains (losses)	0.97	0.81	(0.49)	(2.09)	(0.21)	(0.23)	(0.18)
Less: Goodwill impairment	-	-	-	-	-	-	-
Less: Other adjustments to continuing operations	(0.17)	0.05	(0.19)	(0.12)	(0.45)	(0.32)	(0.45)
Less: Provision for income tax (expense) benefit	(0.22)	(0.35)	0.17	0.71	0.23	0.13	0.94
Less: Income (loss) from discontinued operations, net of income tax	0.39	(1.23)	(0.41)	(1.16)	(0.07)	0.05	(0.90)
Add: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	0.01
Operating earnings available to common shareholders per common share - diluted (2)	$0.90	$0.56	$1.22	$0.98	$1.19	$1.04	$1.09

	For the Three Months Ended
Unaudited (In millions, except per share data)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Notable items impacting operating earnings available to common shareholders:
Variable investment income	$(68)	$-	$5	$-	$15	$-	$-
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	-	(10)
Actuarial assumption review and other insurance adjustments	-	(384)	(74)	(91)	76	(28)	153
Litigation reserves & settlement costs	-	-	-	-	(44)	-	-
Expense initiative costs	-	-	-	(28)	(21)	(22)	(17)
Other expense-related items (3)	-	-	-	-	-	(36)	-
Tax adjustments	10	-	-	-	-	27	(167)
Total notable items (4)	$(103)	$(399)	$(53)	$(119)	$(19)	$(59)	$(41)

Notable items impacting operating earnings available to common shareholders per common share - diluted:
Variable investment income	$(0.06)	$-	$-	$-	$0.01	$-	$-
Catastrophe experience and prior year development, net	$(0.04)	$(0.01)	$0.01	$-	$(0.04)	$-	$(0.01)
Actuarial assumption review and other insurance adjustments	$-	$(0.35)	$(0.07)	$(0.08)	$0.07	$(0.03)	$0.14
Litigation reserves & settlement costs	$-	$-	$-	$-	$(0.04)	$-	$-
Expense initiative costs	$-	$-	$-	$(0.03)	$(0.02)	$(0.02)	$(0.02)
Other expense-related items (3)	$-	$-	$-	$-	$-	$(0.03)	$-
Tax adjustments	$0.01	$-	$-	$-	$-	$0.02	$(0.16)
Total notable items (4)	$(0.09)	$(0.36)	$(0.05)	$(0.11)	$(0.02)	$(0.05)	$(0.04)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Weighted average common shares outstanding - diluted	1,108.6	1,109.1	1,109.3	1,108.8	1,098.7	1,082.1	1,071.5

(1)    See Page A-1 for further detail.

(2)    8.6 million shares related to the assumed exercise or issuance of stock-based awards for the three months ended December 31, 2016 have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to income (loss) from continuing operations, net of income tax, per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(3)    For the three months ended June 30, 2017, $36 million in lease impairments are included.

(4)    These notable items represent a positive (negative) impact to operating earnings available to common shareholders and operating earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Book value per common share (1)	$67.10	$70.18	$69.35	$59.56	$60.91	$63.37	$51.83
Book value per common share, excluding AOCI other than FCTA (1)	$53.31	$53.20	$53.40	$49.83	$50.52	$51.03	$40.96
Book value per common share - common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$35.12	$36.06	$36.73	$34.67	$35.32	$37.26	$40.96
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$44.17	$43.98	$44.40	$41.14	$41.64	$42.00	$31.92

	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Return on MetLife, Inc.‘s (2):
Common stockholders’ equity	12.6%	0.3%	3.0%	(12.1)%	5.0%	5.0%	(0.6)%
Common stockholders’ equity, excluding AOCI other than FCTA	15.3%	0.4%	3.9%	(15.1)%	6.0%	6.2%	(0.7)%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	18.6%	0.6%	4.8%	(18.1)%	7.4%	7.6%	(0.8)%

Operating return on MetLife, Inc.‘s (2):
Common stockholders’ equity	5.7%	3.3%	7.1%	6.1%	7.9%	6.8%	7.7%
Common stockholders’ equity, excluding AOCI other than FCTA	7.0%	4.3%	9.3%	7.6%	9.5%	8.3%	9.6%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.5%	6.4%	13.6%	11.1%	13.7%	11.6%	11.3%
Tangible common stockholders’ equity (excludes AOCI other than FCTA)	8.5%	5.2%	11.2%	9.3%	11.6%	10.1%	12.0%

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Common shares outstanding, beginning of period	1,098.0	1,098.5	1,098.8	1,099.0	1,095.5	1,081.3	1,063.5
Share repurchases	(1.4)	-	-	(5.5)	(16.0)	(18.3)	(10.4)
Newly issued shares	1.9	0.3	0.2	2.0	1.8	0.5	1.2
Common shares outstanding, end of period	1,098.5	1,098.8	1,099.0	1,095.5	1,081.3	1,063.5	1,054.3

Weighted average common shares outstanding - basic	1,100.8	1,100.3	1,100.5	1,100.2	1,090.4	1,074.0	1,062.3
Dilutive effect of the exercise or issuance of stock-based awards	7.8	8.8	8.8	8.6	8.3	8.1	9.2
Weighted average common shares outstanding - diluted	1,108.6	1,109.1	1,109.3	1,108.8	1,098.7	1,082.1	1,071.5

MetLife Policyholder Trust Shares	169.8	167.2	165.6	163.3	161.3	159.1	157.3

(1)          Calculated using common shares outstanding, end of period.

(2)          Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.‘s common stockholders’ equity and operating return on MetLife, Inc.‘s common stockholders’ equity for the year ended December 31, 2016.

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Total revenues	$16,097	$16,025	$15,833	$12,635	$14,925	$15,286	$16,104	$47,955	$46,315
Less: Net investment (gains) losses	126	241	231	(293)	63	104	(606)	598	(439)
Less: Net derivative (gains) losses	1,078	903	(543)	(2,312)	(226)	(247)	(190)	1,438	(663)
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	25	8	(5)	2	1	9	4	28	14
Less: other adjustments to revenues:
GMIB fees	30	32	31	31	31	31	32	93	94
Investment hedge adjustments	(155)	(123)	(150)	(152)	(139)	(114)	(97)	(428)	(350)
Operating joint venture adjustments	5	-	-	1	(1)	1	-	5	-
Unit-linked contract income	(97)	191	529	327	416	214	234	623	864
Securitization entities income	-	-	-	-	-	-	-	-	-
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6	5	5	6	16
Divested businesses and Lag elimination	470	(244)	(277)	(239)	(280)	(228)	(54)	(51)	(562)
Total operating revenues	$14,619	$15,014	$16,010	$15,272	$15,054	$15,511	$16,776	$45,643	$47,341

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Net investment income	$3,824	$4,094	$4,609	$4,263	$4,421	$4,193	$4,295	$12,527	$12,909
Less: Adjustments to net investment income:
Investment hedge adjustments	(155)	(123)	(150)	(152)	(139)	(114)	(97)	(428)	(350)
Operating joint venture adjustments	5	-	-	1	(1)	1	-	5	-
Unit-linked contract income	(97)	191	529	327	416	214	234	623	864
Securitization entities income	-	-	-	-	-	-	-	-	-
Divested businesses and Lag elimination	123	(48)	(49)	(49)	(27)	(21)	2	26	(46)
Net investment income, as reported on an operating basis	$3,948	$4,074	$4,279	$4,136	$4,172	$4,113	$4,156	$12,301	$12,441

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Total premiums, fees and other revenues	$11,069	$10,787	$11,536	$10,977	$10,667	$11,236	$12,605	$33,392	$34,508
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	25	8	(5)	2	1	9	4	28	14
GMIB fees	30	32	31	31	31	31	32	93	94
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6	5	5	6	16
Divested businesses and Lag elimination	347	(196)	(228)	(190)	(253)	(207)	(56)	(77)	(516)
Total operating premiums, fees and other revenues	$10,671	$10,940	$11,731	$11,136	$10,882	$11,398	$12,620	$33,342	$34,900
Total operating premiums, fees and other revenues on a constant currency basis	$10,793	$10,932	$11,628	$11,212	$11,022	$11,451	$12,620

METLIFE CORPORATE OVERVIEW (CONTINUED) KEY OPERATING STATEMENT LINE ITEMS (CONTINUED)
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Total expenses	$13,780	$13,979	$14,674	$14,017	$13,921	$14,309	$15,603	$42,433	$43,833
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(27)	(106)	(82)	(11)	(2)	(28)	(2)	(215)	(32)
Less: Goodwill impairment	-	-	-	-	-	-	-	-	-
Less: other adjustments to expenses:
Inflation and pass through adjustments	51	47	(20)	(163)	21	53	(28)	78	46
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	(22)	10	37	100	60	61	138	25	259
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	6	1	3	6	3	2	6	10	11
PAB hedge adjustments	-	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(3)
Unit-linked contract costs	(77)	186	505	318	402	213	229	614	844
Securitization entities debt expense	-	-	-	-	-	-	-	-	-
Noncontrolling interest	(5)	(4)	7	(4)	(4)	(3)	(10)	(2)	(17)
Regulatory implementation costs	-	-	-	1	-	-	-	-	-
Acquisition, integration and other costs	6	16	11	31	8	14	20	33	42
Divested businesses and Lag elimination	544	(331)	(108)	(198)	38	(52)	266	105	252
Total operating expenses	$13,304	$14,161	$14,322	$13,938	$13,396	$14,050	$14,985	$41,787	$42,431

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Capitalization of DAC (GAAP)	$(849)	$(803)	$(770)	$(730)	$(713)	$(744)	$(761)	$(2,422)	$(2,218)
Less: Divested businesses and Lag elimination	(75)	30	23	21	16	14	4	(22)	34
Capitalization of DAC	$(774)	$(833)	$(793)	$(751)	$(729)	$(758)	$(765)	$(2,400)	$(2,252)

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Other expenses	$3,504	$3,407	$3,101	$3,281	$3,113	$3,125	$3,201	$10,012	$9,439
Less: Noncontrolling interest	(5)	(4)	7	(4)	(4)	(3)	(10)	(2)	(17)
Less: Regulatory implementation costs	-	-	-	1	-	-	-	-	-
Less: Acquisition, integration and other costs	6	16	11	31	8	14	20	33	42
Less: Divested businesses and Lag elimination	305	(73)	88	(24)	133	44	70	320	247
Other operating expenses	$3,198	$3,468	$2,995	$3,277	$2,976	$3,070	$3,121	$9,661	$9,167
Other operating expenses on a constant currency basis	$3,242	$3,460	$2,950	$3,305	$3,022	$3,088	$3,121

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Total Company other operating expenses by major category
Direct and allocated expenses	$1,440	$1,421	$1,378	$1,569	$1,395	$1,477	$1,531	$4,239	$4,403
Pension and post-retirement benefit costs	93	96	74	79	79	77	81	263	237
Premium taxes, other taxes, and licenses & fees	186	175	174	143	175	148	144	535	467
Total fixed operating expenses	$1,719	$1,692	$1,626	$1,791	$1,649	$1,702	$1,756	$5,037	$5,107
Commissions and other variable expenses	1,479	1,776	1,369	1,486	1,327	1,368	1,365	4,624	4,060
Total other operating expenses	$3,198	$3,468	$2,995	$3,277	$2,976	$3,070	$3,121	$9,661	$9,167

METLIFE
CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$303,451	$310,940	$314,641	$289,563	$294,710	$300,616	$308,894
Equity securities available-for-sale, at estimated fair value	2,930	2,895	2,924	2,894	3,088	3,137	2,776
Fair value option securities, at estimated fair value	14,993	14,314	14,730	13,923	14,399	14,762	16,538
Mortgage loans	60,961	60,970	62,589	65,167	66,633	67,309	68,057
Policy loans	9,574	9,631	9,659	9,511	9,603	9,558	9,585
Real estate and real estate joint ventures	8,141	8,612	9,035	8,891	9,293	9,256	9,486
Other limited partnership interests	5,201	5,222	5,174	5,136	5,166	5,251	5,501
Short-term investments, principally at estimated fair value	8,964	7,103	7,986	6,523	8,911	5,890	7,217
Other invested assets, principally at estimated fair value	20,795	24,638	23,634	19,303	17,003	16,559	17,652
Total investments	435,010	444,325	450,372	420,911	428,806	432,338	445,706
Cash and cash equivalents, principally at estimated fair value	11,673	14,546	13,059	12,651	11,599	12,876	13,023
Accrued investment income	3,480	3,257	3,505	3,308	3,343	3,362	3,692
Premiums, reinsurance and other receivables	17,130	16,206	16,396	15,445	16,114	16,475	18,588
Deferred policy acquisition costs and value of business acquired	17,478	17,618	17,949	17,590	18,138	18,039	18,399
Current income tax recoverable	125	51	-	20	25	66	3
Goodwill	9,469	9,592	9,592	9,220	9,350	9,385	9,556
Assets of disposed subsidiary	223,754	233,747	234,441	216,983	217,844	220,295	-
Other assets	6,688	7,017	7,161	7,058	7,312	7,474	8,149
Separate account assets	192,621	196,208	200,429	195,578	202,156	204,889	203,399
Total assets	$917,428	$942,567	$952,904	$898,764	$914,687	$925,199	$720,515

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$165,471	$170,230	$173,282	$166,701	$169,554	$171,342	$176,005
Policyholder account balances	171,219	173,627	176,502	173,168	177,772	178,961	182,513
Other policy-related balances	13,037	13,029	13,477	13,030	13,393	13,414	15,026
Policyholder dividends payable	695	721	749	696	685	707	730
Policyholder dividend obligation	2,586	3,343	3,352	1,931	1,983	2,237	2,201
Payables for collateral under securities loaned and other transactions	29,189	32,096	30,727	25,873	25,722	26,604	27,132
Short-term debt	100	103	201	242	260	235	214
Long-term debt	17,833	16,513	16,488	16,441	16,455	16,492	16,688
Collateral financing arrangements	1,330	1,316	1,287	1,274	1,262	1,235	1,220
Junior subordinated debt securities	3,168	3,168	3,168	3,169	3,169	3,169	3,144
Liabilities of disposed subsidiary	208,358	215,857	217,253	202,707	204,639	206,334	-
Current income tax payable	-	-	151	-	-	-	-
Deferred income tax liability	9,015	10,713	10,677	6,774	6,571	7,616	8,554
Other liabilities	26,841	26,270	26,695	23,700	22,958	22,295	26,745
Separate account liabilities	192,621	196,208	200,429	195,578	202,156	204,889	203,399
Total liabilities	841,463	863,194	874,438	831,284	846,579	855,530	663,571

Equity
Preferred stock, at par value	-	-	-	-	-	-	-
Common stock, at par value	12	12	12	12	12	12	12
Additional paid-in capital	30,769	30,783	30,797	30,944	30,990	31,021	31,066
Retained earnings	37,301	36,924	37,054	34,480	34,863	35,270	24,410
Treasury stock, at cost	(3,172)	(3,172)	(3,172)	(3,474)	(4,332)	(5,284)	(5,779)
Accumulated other comprehensive income (loss)	10,865	14,632	13,595	5,347	6,396	8,436	7,005
Total MetLife, Inc.‘s stockholders’ equity	75,775	79,179	78,286	67,309	67,929	69,455	56,714
Noncontrolling interests	190	194	180	171	179	214	230
Total equity	75,965	79,373	78,466	67,480	68,108	69,669	56,944
Total liabilities and equity	$917,428	$942,567	$952,904	$898,764	$914,687	$925,199	$720,515

METLIFE

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND OPERATING RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY

SUMMARY OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Operating earnings before provision for income tax
U.S.
GROUP BENEFITS	$229	$288	$296	$277	$298	$312	$370
RETIREMENT AND INCOME SOLUTIONS	370	399	472	458	429	411	393
PROPERTY & CASUALTY	16	(21)	72	49	28	26	63
TOTAL U.S.	$615	$666	$840	$784	$755	$749	$826
ASIA	400	399	466	469	441	467	470
LATIN AMERICA	201	175	186	139	181	188	214
EMEA	74	74	85	82	87	86	92
METLIFE HOLDINGS	392	(76)	387	284	570	339	609
CORPORATE & OTHER	(367)	(385)	(276)	(424)	(376)	(368)	(420)
Total operating earnings before provision for income tax	$1,315	$853	$1,688	$1,334	$1,658	$1,461	$1,791

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$87	$103	$110	$103	$104	$109	$129
RETIREMENT AND INCOME SOLUTIONS	128	139	164	159	149	143	139
PROPERTY & CASUALTY	(6)	(19)	14	6	(1)	(2)	12
TOTAL U.S.	$209	$223	$288	$268	$252	$250	$280
ASIA	95	140	142	115	146	157	156
LATIN AMERICA	50	38	53	17	38	34	51
EMEA	11	10	11	10	12	14	21
METLIFE HOLDINGS	125	(43)	121	85	185	104	199
CORPORATE & OTHER	(183)	(187)	(288)	(289)	(283)	(269)	(90)
Total provision for income tax expense (benefit)	$307	$181	$327	$206	$350	$290	$617

Operating earnings available to common shareholders
U.S.
GROUP BENEFITS	$142	$185	$186	$174	$194	$203	$241
RETIREMENT AND INCOME SOLUTIONS	242	260	308	299	280	268	254
PROPERTY & CASUALTY	22	(2)	58	43	29	28	51
TOTAL U.S.	$406	$443	$552	$516	$503	$499	$546
ASIA	305	259	324	354	295	310	314
LATIN AMERICA	151	137	133	122	143	154	163
EMEA	63	64	74	72	75	72	71
METLIFE HOLDINGS	267	(33)	266	199	385	235	410
CORPORATE & OTHER (1)	(190)	(244)	6	(180)	(99)	(145)	(336)
Total operating earnings available to common shareholders (1)	$1,002	$626	$1,355	$1,083	$1,302	$1,125	$1,168

OPERATING RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

U.S.
GROUP BENEFITS	19.7%	25.7%	25.8%	24.1%	27.6%	28.8%	34.2%
RETIREMENT AND INCOME SOLUTIONS	14.2%	15.3%	18.1%	17.6%	20.2%	19.4%	18.3%
PROPERTY & CASUALTY	7.8%	(0.7)%	20.5%	15.2%	6.2%	6.0%	11.0%
TOTAL U.S.	15.0%	16.4%	20.4%	19.1%	19.7%	19.5%	21.4%
ASIA	11.0%	9.4%	11.7%	12.8%	9.4%	9.9%	10.0%
LATIN AMERICA	19.7%	17.9%	17.3%	15.9%	19.5%	21.0%	22.2%
EMEA	7.8%	7.9%	9.2%	8.9%	9.3%	9.0%	8.8%
METLIFE HOLDINGS	9.6%	(1.2)%	9.6%	7.2%	13.7%	8.4%	14.6%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

U.S.	16.5%	18.0%	22.4%	21.0%	22.9%	22.7%	24.9%
ASIA	19.0%	16.2%	20.2%	22.1%	15.0%	15.8%	16.0%
LATIN AMERICA	31.2%	28.3%	27.5%	25.2%	33.6%	36.2%	38.3%
EMEA	13.5%	13.8%	15.8%	15.6%	15.3%	14.7%	14.5%
METLIFE HOLDINGS	10.3%	(1.1)%	10.2%	7.7%	15.3%	9.4%	16.3%

(1)     Includes impact of preferred stock dividends of $6 million, $46 million, $6 million, $45 million, $6 million, $46 million and $6 million for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

(2)     Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$5,020	$5,171	$5,936	$5,374	$5,185	$5,877	$6,987	$16,127	$18,049
Universal life and investment-type product policy fees	250	248	245	246	265	251	247	743	763
Net investment income	1,460	1,565	1,590	1,591	1,612	1,575	1,602	4,615	4,789
Other revenues	204	193	192	195	204	199	197	589	600
Total operating revenues	6,934	7,177	7,963	7,406	7,266	7,902	9,033	22,074	24,201

Operating expenses
Policyholder benefits and claims and policyholder dividends	5,046	5,270	5,894	5,348	5,235	5,878	6,904	16,210	18,017
Interest credited to policyholder account balances	322	323	322	335	351	359	376	967	1,086
Capitalization of DAC	(111)	(121)	(124)	(115)	(100)	(116)	(126)	(356)	(342)
Amortization of DAC and VOBA	118	118	117	118	114	114	118	353	346
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	2	3	2	2	2	4	2	7	8
Other operating expenses	942	918	912	934	909	914	933	2,772	2,756
Total operating expenses	6,319	6,511	7,123	6,622	6,511	7,153	8,207	19,953	21,871

Operating earnings before provision for income tax	615	666	840	784	755	749	826	2,121	2,330
Provision for income tax expense (benefit)	209	223	288	268	252	250	280	720	782
Operating earnings	406	443	552	516	503	499	546	1,401	1,548
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$406	$443	$552	$516	$503	$499	$546	$1,401	$1,548

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$406	$443	$552	$516	$503	$499	$546	$1,401	$1,548
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(101)	70	44	(19)	(26)	-	96	13	70
Net derivative gains (losses)	204	328	(20)	(459)	(148)	128	(14)	512	(34)
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	(59)	(60)	(73)	(72)	(66)	(51)	(43)	(192)	(160)
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(7)	(6)	(1)	12	(1)	(2)	(1)	(14)	(4)
Interest credited to policyholder account balances	-	1	1	1	1	1	1	2	3
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(13)	(111)	17	188	84	(27)	(13)	(107)	44
Income (loss) from continuing operations, net of income tax	430	665	520	167	347	548	572	1,615	1,467
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	430	665	520	167	347	548	572	1,615	1,467
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	430	665	520	167	347	548	572	1,615	1,467
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$430	$665	$520	$167	$347	$548	$572	$1,615	$1,467

Total Operating Premiums, Fees and Other Revenues	$5,474	$5,612	$6,373	$5,815	$5,654	$6,327	$7,431	$17,459	$19,412

U.S. GROUP BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$3,810	$3,787	$3,740	$3,722	$3,971	$3,880	$3,756	$11,337	$11,607
Universal life and investment-type product policy fees	185	197	194	194	204	200	197	576	601
Net investment income	274	281	309	276	285	280	285	864	850
Other revenues	119	115	116	117	125	122	120	350	367
Total operating revenues	4,388	4,380	4,359	4,309	4,585	4,482	4,358	13,127	13,425

Operating expenses
Policyholder benefits and claims and policyholder dividends	3,525	3,475	3,453	3,404	3,670	3,560	3,374	10,453	10,604
Interest credited to policyholder account balances	34	34	35	34	34	34	34	103	102
Capitalization of DAC	(13)	(13)	(11)	(11)	(9)	(7)	(8)	(37)	(24)
Amortization of DAC and VOBA	9	11	10	9	10	10	9	30	29
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	1	-	1	1
Other operating expenses	604	584	576	596	582	572	579	1,764	1,733
Total operating expenses	4,159	4,092	4,063	4,032	4,287	4,170	3,988	12,314	12,445

Operating earnings before provision for income tax	229	288	296	277	298	312	370	813	980
Provision for income tax expense (benefit)	87	103	110	103	104	109	129	300	342
Operating earnings	142	185	186	174	194	203	241	513	638
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$142	$185	$186	$174	$194	$203	$241	$513	$638

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$142	$185	$186	$174	$194	$203	$241	$513	$638
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(30)	4	14	(7)	6	(3)	-	(12)	3
Net derivative gains (losses)	169	182	3	(340)	(34)	26	(7)	354	(15)
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	(28)	(27)	(29)	(27)	(21)	(17)	(16)	(84)	(54)
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(40)	(49)	4	131	17	(2)	8	(85)	23
Income (loss) from continuing operations, net of income tax	213	295	178	(69)	162	207	226	686	595
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	213	295	178	(69)	162	207	226	686	595
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	213	295	178	(69)	162	207	226	686	595
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$213	$295	$178	$(69)	$162	$207	$226	$686	$595

Total Operating Premiums, Fees and Other Revenues	$4,114	$4,099	$4,050	$4,033	$4,300	$4,202	$4,073	$12,263	$12,575

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$345	$516	$1,317	$770	$346	$1,115	$2,336	$2,178	$3,797
Universal life and investment-type product policy fees	65	51	51	52	61	51	50	167	162
Net investment income	1,164	1,252	1,249	1,287	1,285	1,254	1,276	3,665	3,815
Other revenues	70	72	73	73	72	72	73	215	217
Total operating revenues	1,644	1,891	2,690	2,182	1,764	2,492	3,735	6,225	7,991

Operating expenses
Policyholder benefits and claims and policyholder dividends	869	1,094	1,830	1,302	903	1,643	2,885	3,793	5,431
Interest credited to policyholder account balances	288	289	287	301	317	325	342	864	984
Capitalization of DAC	-	(1)	(5)	(6)	(2)	(8)	(12)	(6)	(22)
Amortization of DAC and VOBA	5	4	4	5	5	4	7	13	16
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	3	2	6	7
Other operating expenses	110	104	100	120	110	114	118	314	342
Total operating expenses	1,274	1,492	2,218	1,724	1,335	2,081	3,342	4,984	6,758

Operating earnings before provision for income tax	370	399	472	458	429	411	393	1,241	1,233
Provision for income tax expense (benefit)	128	139	164	159	149	143	139	431	431
Operating earnings	242	260	308	299	280	268	254	810	802
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$242	$260	$308	$299	$280	$268	$254	$810	$802

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$242	$260	$308	$299	$280	$268	$254	$810	$802
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(87)	64	27	(9)	(38)	4	96	4	62
Net derivative gains (losses)	38	147	(21)	(124)	(111)	104	(8)	164	(15)
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	(31)	(33)	(44)	(45)	(45)	(34)	(27)	(108)	(106)
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(7)	(6)	(1)	12	(1)	(2)	(1)	(14)	(4)
Interest credited to policyholder account balances	-	1	1	1	1	1	1	2	3
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	31	(61)	13	58	68	(26)	(21)	(17)	21
Income (loss) from continuing operations, net of income tax	186	372	283	192	154	315	294	841	763
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	186	372	283	192	154	315	294	841	763
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	186	372	283	192	154	315	294	841	763
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$186	$372	$283	$192	$154	$315	$294	$841	$763

Total Operating Premiums, Fees and Other Revenues	$480	$639	$1,441	$895	$479	$1,238	$2,459	$2,560	$4,176

U.S. PROPERTY & CASUALTY STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$865	$868	$879	$882	$868	$882	$895	$2,612	$2,645
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	22	32	32	28	42	41	41	86	124
Other revenues	15	6	3	5	7	5	4	24	16
Total operating revenues	902	906	914	915	917	928	940	2,722	2,785
Operating expenses
Policyholder benefits and claims and policyholder dividends	652	701	611	642	662	675	645	1,964	1,982
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-	-
Capitalization of DAC	(98)	(107)	(108)	(98)	(89)	(101)	(106)	(313)	(296)
Amortization of DAC and VOBA	104	103	103	104	99	100	102	310	301
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	228	230	236	218	217	228	236	694	681
Total operating expenses	886	927	842	866	889	902	877	2,655	2,668
Operating earnings before provision for income tax	16	(21)	72	49	28	26	63	67	117
Provision for income tax expense (benefit)	(6)	(19)	14	6	(1)	(2)	12	(11)	9
Operating earnings	22	(2)	58	43	29	28	51	78	108
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$22	$(2)	$58	$43	$29	$28	$51	$78	$108

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$22	$(2)	$58	$43	$29	$28	$51	$78	$108
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	16	2	3	(3)	6	(1)	-	21	5
Net derivative gains (losses)	(3)	(1)	(2)	5	(3)	(2)	1	(6)	(4)
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	-	-	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(4)	(1)	-	(1)	(1)	1	-	(5)	-
Income (loss) from continuing operations, net of income tax	31	(2)	59	44	31	26	52	88	109
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	31	(2)	59	44	31	26	52	88	109
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	31	(2)	59	44	31	26	52	88	109
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$31	$(2)	$59	$44	$31	$26	$52	$88	$109

Total Operating Premiums, Fees and Other Revenues	$880	$874	$882	$887	$875	$887	$899	$2,636	$2,661

U.S. GROUP BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$18,668	$18,741	$18,796	$18,902	$18,909	$18,982	$18,954
Premiums and deposits	4,629	4,611	4,665	4,480	4,819	4,698	4,549
Surrenders and withdrawals	(580)	(600)	(630)	(581)	(605)	(658)	(646)
Benefit payments	(3,565)	(3,512)	(3,500)	(3,430)	(3,719)	(3,627)	(3,378)

Net Flows	484	499	535	469	495	413	525
Net transfers from (to) separate account	-	-	4	-	(1)	-	2
Interest	132	131	132	130	131	131	132
Policy charges	(144)	(146)	(146)	(147)	(150)	(151)	(149)
Other	(399)	(429)	(419)	(445)	(402)	(421)	(525)

Balance, end of period	$18,741	$18,796	$18,902	$18,909	$18,982	$18,954	$18,939

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$638	$625	$628	$749	$761	$810	$836
Premiums and deposits	55	55	153	59	63	60	62
Surrenders and withdrawals	(14)	(12)	(13)	(11)	(17)	(11)	(19)
Benefit payments	(1)	(1)	-	(1)	(1)	(1)	(1)

Net Flows	40	42	140	47	45	48	42
Investment performance	(4)	12	35	14	47	31	35
Net transfers from (to) general account	-	-	(4)	-	1	-	(2)
Policy charges	(47)	(48)	(50)	(49)	(51)	(51)	(52)
Other	(2)	(3)	-	-	7	(2)	(2)

Balance, end of period	$625	$628	$749	$761	$810	$836	$857

U.S. GROUP BENEFITS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$346	$331	$326	$341	$311	$309	$311
Pension and post-retirement benefit costs	16	16	11	13	17	15	17
Premium taxes, other taxes, and licenses & fees	78	73	77	76	52	56	50
Total fixed operating expenses	$440	$420	$414	$430	$380	$380	$378
Commissions and other variable expenses	164	164	162	166	202	192	201
Total other operating expenses	$604	$584	$576	$596	$582	$572	$579

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Group Life (1)
Operating premiums, fees and other revenues	$1,605	$1,586	$1,592	$1,574	$1,690	$1,663	$1,641
Mortality ratio	85.7%	85.5%	89.3%	88.2%	86.9%	87.3%	85.0%
Group Non-Medical Health (2)
Operating premiums, fees and other revenues	$1,677	$1,676	$1,663	$1,687	$1,776	$1,664	$1,628
Interest adjusted benefit ratio (3)	81.2%	78.9%	76.9%	76.2%	79.9%	76.9%	74.7%

(1) (2) (3)

Excludes certain experience-rated contracts and includes accidental death and dismemberment.

Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$96,194	$98,304	$99,421	$102,036	$101,567	$102,599	$103,417
Premiums and deposits	11,272	14,503	18,071	18,705	15,875	19,471	19,622
Surrenders and withdrawals	(10,599)	(14,198)	(15,813)	(16,134)	(14,943)	(19,539)	(15,926)
Benefit payments	(787)	(771)	(806)	(789)	(812)	(812)	(849)

Net Flows	(114)	(466)	1,452	1,782	120	(880)	2,847
Net transfers from (to) separate account	(1)	-	(1)	-	4	17	1
Interest	830	830	830	845	856	853	864
Policy charges	(30)	(31)	(32)	(4)	(36)	(31)	(20)
Other	1,425	784	366	(3,092)	88	859	187

Balance, end of period	$98,304	$99,421	$102,036	$101,567	$102,599	$103,417	$107,296

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 30, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$78,902	$81,887	$85,271	$85,929	$85,189	$85,983	$87,049
Premiums and deposits	1,913	1,513	1,876	1,683	1,115	1,065	958
Surrenders and withdrawals	(1,260)	(1,073)	(2,412)	(1,360)	(1,878)	(1,631)	(4,550)
Benefit payments	(15)	(18)	(23)	(12)	(17)	(11)	(22)

Net Flows	638	422	(559)	311	(780)	(577)	(3,614)
Investment performance	1,994	1,712	825	(1,731)	1,084	1,354	1,003
Net transfers from (to) general account	1	-	1	-	(4)	(17)	(1)
Policy charges	(87)	(82)	(74)	(74)	(80)	(83)	(77)
Other	439	1,332	465	754	574	389	(2,019)

Balance, end of period	$81,887	$85,271	$85,929	$85,189	$85,983	$87,049	$82,341

U.S. RETIREMENT AND INCOME SOLUTIONS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$69	$61	$62	$74	$66	$63	$65
Pension and post-retirement benefit costs	5	5	4	4	5	5	5
Premium taxes, other taxes, and licenses & fees	3	1	1	3	3	1	3
Total fixed operating expenses	$77	$67	$67	$81	$74	$69	$73
Commissions and other variable expenses	33	37	33	39	36	45	45
Total other operating expenses	$110	$104	$100	$120	$110	$114	$118

SPREAD
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Investment income yield excluding variable investment income	4.51%	4.60%	4.59%	4.56%	4.49%	4.46%	4.42%
Variable investment income yield	0.08%	0.25%	0.25%	0.33%	0.37%	0.27%	0.36%
Total investment income yield	4.59%	4.85%	4.84%	4.89%	4.86%	4.73%	4.78%
Average crediting rate	3.37%	3.35%	3.38%	3.36%	3.32%	3.34%	3.43%
Annualized general account spread	1.22%	1.50%	1.46%	1.53%	1.54%	1.39%	1.35%

Annualized general account spread excluding variable investment income yield	1.14%	1.25%	1.21%	1.20%	1.17%	1.12%	0.99%

U.S. PROPERTY & CASUALTY OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$95	$93	$88	$93	$108	$103	$107
Pension and post-retirement benefit costs	9	9	8	8	7	8	8
Premium taxes, other taxes, and licenses & fees	21	25	24	22	21	25	23
Total fixed operating expenses	$125	$127	$120	$123	$136	$136	$138
Commissions and other variable expenses	103	103	116	95	81	92	98
Total other operating expenses	$228	$230	$236	$218	$217	$228	$236

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Net Written Premiums by Product
Auto	$550	$577	$603	$563	$564	$592	$617
Homeowners & Other	279	324	335	294	283	323	329
Total	$829	$901	$938	$857	$847	$915	$946
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$865	$868	$879	$882	$868	$882	$895
Loss and loss adjustment expense ratio	75.5%	80.7%	69.5%	72.8%	76.2%	76.5%	72.1%
Other expense ratio	26.6%	26.0%	25.9%	25.2%	25.8%	25.6%	25.7%
Total combined ratio	102.1%	106.7%	95.4%	98.0%	102.0%	102.1%	97.8%

Effect of catastrophe losses	12.1%	16.7%	4.3%	3.2%	12.9%	14.4%	9.6%
Combined ratio excluding catastrophes	90.0%	90.0%	91.1%	94.8%	89.1%	87.7%	88.2%
Prior year development	- %	(0.8)%	(0.2)%	- %	(0.7)%	(0.5)%	(0.7)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	90.0%	90.8%	91.3%	94.8%	89.8%	88.2%	88.9%
Auto
Net earned premium	$555	$559	$567	$571	$563	$573	$585
Loss and loss adjustment expense ratio	75.6%	79.0%	74.3%	85.2%	72.4%	71.4%	74.5%
Other expense ratio	26.9%	25.9%	25.3%	25.0%	25.4%	25.1%	25.2%
Total combined ratio	102.5%	104.9%	99.6%	110.2%	97.8%	96.5%	99.7%

Effect of catastrophe losses	1.8%	3.8%	1.7%	1.1%	1.4%	2.8%	6.4%
Combined ratio excluding catastrophes	100.7%	101.1%	97.9%	109.1%	96.4%	93.7%	93.3%
Prior year development	- %	0.1%	(0.3)%	(0.1)%	(0.8)%	(0.5)%	(0.9)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	100.7%	101.0%	98.2%	109.2%	97.2%	94.2%	94.2%
Homeowners & Other
Net earned premium	$310	$309	$312	$311	$305	$309	$310
Loss and loss adjustment expense ratio	75.4%	83.7%	60.7%	50.0%	83.3%	85.9%	67.5%
Other expense ratio	26.2%	26.1%	26.9%	25.7%	26.7%	26.5%	26.5%
Total combined ratio	101.6%	109.8%	87.6%	75.7%	110.0%	112.4%	94.0%

Effect of catastrophe losses	30.6%	40.0%	8.9%	7.1%	34.1%	36.1%	15.7%
Combined ratio excluding catastrophes	71.0%	69.8%	78.7%	68.6%	75.9%	76.3%	78.3%
Prior year development	- %	(2.3)%	(0.1)%	0.1%	(0.5)%	(0.6)%	(0.2)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	71.0%	72.1%	78.8%	68.5%	76.4%	76.9%	78.5%
Catastrophe Losses Before Provision for Income Tax
Auto	$10	$21	$10	$6	$8	$16	$37
Homeowners & Other	95	124	27	22	104	111	49
Total	$105	$145	$37	$28	$112	$127	$86

(1)	This selective financial information and supplemental data is presented and calculated based on general industry standards.

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$1,658	$1,681	$1,822	$1,741	$1,708	$1,659	$1,696	$5,161	$5,063
Universal life and investment-type product policy fees	350	370	394	373	366	375	458	1,114	1,199
Net investment income	618	678	707	704	702	729	762	2,003	2,193
Other revenues	17	16	12	16	10	11	11	45	32
Total operating revenues	2,643	2,745	2,935	2,834	2,786	2,774	2,927	8,323	8,487

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,236	1,324	1,363	1,268	1,315	1,247	1,223	3,923	3,785
Interest credited to policyholder account balances	319	324	331	324	321	333	349	974	1,003
Capitalization of DAC	(385)	(426)	(440)	(417)	(420)	(428)	(420)	(1,251)	(1,268)
Amortization of DAC and VOBA	286	304	331	303	291	290	424	921	1,005
Amortization of negative VOBA	(64)	(57)	(46)	(41)	(37)	(30)	(24)	(167)	(91)
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	851	877	930	928	875	895	905	2,658	2,675
Total operating expenses	2,243	2,346	2,469	2,365	2,345	2,307	2,457	7,058	7,109
Operating earnings before provision for income tax	400	399	466	469	441	467	470	1,265	1,378
Provision for income tax expense (benefit)	95	140	142	115	146	157	156	377	459
Operating earnings	305	259	324	354	295	310	314	888	919
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$305	$259	$324	$354	$295	$310	$314	$888	$919

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$305	$259	$324	$354	$295	$310	$314	$888	$919
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	223	140	66	(241)	117	(19)	(37)	429	61
Net derivative gains (losses)	411	606	(68)	(996)	177	(128)	(58)	949	(9)
Premiums	426	-	-	-	-	-	-	426	-
Universal life and investment-type product policy fees	92	7	(4)	3	1	10	3	95	14
Net investment income	(39)	(134)	64	209	16	102	80	(109)	198
Other revenues	-	3	7	(2)	6	5	5	10	16
Policyholder benefits and claims and policyholder dividends	(322)	(7)	(8)	(10)	(5)	(5)	(8)	(337)	(18)
Interest credited to policyholder account balances	78	114	(57)	(205)	(20)	(108)	(90)	135	(218)
Capitalization of DAC	105	-	-	-	-	-	-	105	-
Amortization of DAC and VOBA	(112)	(12)	10	-	(1)	(10)	(1)	(114)	(12)
Amortization of negative VOBA	32	6	5	4	3	3	2	43	8
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	(193)	(7)	(7)	(20)	(4)	(9)	(3)	(207)	(16)
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(143)	(204)	29	305	(105)	53	36	(318)	(16)
Income (loss) from continuing operations, net of income tax	863	771	361	(599)	480	204	243	1,995	927
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	863	771	361	(599)	480	204	243	1,995	927
Less: Net income (loss) attributable to noncontrolling interests	-	1	1	-	-	1	1	2	2
Net income (loss) attributable to MetLife, Inc.	863	770	360	(599)	480	203	242	1,993	925
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$863	$770	$360	$(599)	$480	$203	$242	$1,993	$925

Total Operating Premiums, Fees and Other Revenues	$2,025	$2,067	$2,228	$2,130	$2,084	$2,045	$2,165	$6,320	$6,294

ASIA OPERATING PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Total operating premiums, fees and other revenues	$2,025	$2,067	$2,228	$2,130	$2,084	$2,045	$2,165

Total operating premiums, fees and other revenues on a constant currency basis	$2,098	$2,039	$2,099	$2,122	$2,128	$2,051	$2,165
Add: Operating joint ventures premiums, fees and other revenues on a constant currency basis (1), (2)	162	152	164	188	194	188	196
Total operating premiums, fees and other revenues including operating joint ventures on a constant currency basis	$2,260	$2,191	$2,263	$2,310	$2,322	$2,239	$2,361

OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$305	$309	$327	$356	$298	$315	$340
Pension and post-retirement benefit costs	18	19	19	19	19	20	20
Premium taxes, other taxes, and licenses & fees	35	39	37	5	31	42	33
Total fixed operating expenses	$358	$367	$383	$380	$348	$377	$393
Commissions and other variable expenses	493	510	547	548	527	518	512
Total other operating expenses	$851	$877	$930	$928	$875	$895	$905
Total other operating expenses, net of capitalization of DAC	$466	$451	$490	$511	$455	$467	$485

Total other operating expenses on a constant currency basis	$877	$864	$876	$925	$890	$896	$905
Add: Operating joint ventures other operating expenses on a constant currency basis (1), (2)	62	63	69	70	80	79	78
Total other operating expenses including operating joint ventures on a constant currency basis	$939	$927	$945	$995	$970	$975	$983
Total other operating expenses including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$518	$485	$505	$551	$508	$514	$531

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Japan:
Life	$164	$162	$179	$188	$187	$157	$157
Accident & Health	84	87	78	91	89	79	75
Annuities	102	91	89	73	103	88	101
Other	3	4	4	2	3	3	2
Total Japan	353	344	350	354	382	327	335
Other Asia	176	221	196	254	333	215	230
Total sales	$529	$565	$546	$608	$715	$542	$565

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Operating earnings available to common shareholders	$305	$259	$324	$354	$295	$310	$314
Operating earnings available to common shareholders on a constant currency basis	$317	$259	$314	$356	$301	$314	$314

(1)     Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(2)     Includes MetLife, Inc.‘s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$601	$631	$653	$644	$647	$645	$701	$1,885	$1,993
Universal life and investment-type product policy fees	268	269	227	261	260	275	229	764	764
Net investment income	255	243	311	275	303	289	299	809	891
Other revenues	7	8	11	8	9	8	7	26	24
Total operating revenues	1,131	1,151	1,202	1,188	1,219	1,217	1,236	3,484	3,672

Operating expenses
Policyholder benefits and claims and policyholder dividends	550	583	681	629	633	596	640	1,814	1,869
Interest credited to policyholder account balances	80	84	85	79	82	94	99	249	275
Capitalization of DAC	(73)	(80)	(83)	(85)	(82)	(88)	(94)	(236)	(264)
Amortization of DAC and VOBA	63	66	(2)	57	78	68	-	127	146
Amortization of negative VOBA	-	-	(1)	-	-	-	(1)	(1)	(1)
Interest expense on debt	-	-	1	1	1	2	1	1	4
Other operating expenses	310	323	335	368	326	357	377	968	1,060
Total operating expenses	930	976	1,016	1,049	1,038	1,029	1,022	2,922	3,089
Operating earnings before provision for income tax	201	175	186	139	181	188	214	562	583
Provision for income tax expense (benefit)	50	38	53	17	38	34	51	141	123
Operating earnings	151	137	133	122	143	154	163	421	460
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$151	$137	$133	$122	$143	$154	$163	$421	$460

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$151	$137	$133	$122	$143	$154	$163	$421	$460
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(22)	18	12	85	12	2	20	8	34
Net derivative gains (losses)	84	(28)	(9)	(44)	136	(9)	46	47	173
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-	-	-
Net investment income	16	4	17	11	31	-	29	37	60
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(44)	(41)	21	150	(20)	(51)	29	(64)	(42)
Interest credited to policyholder account balances	(25)	(19)	(24)	(17)	(43)	(12)	(35)	(68)	(90)
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	2	2	3	2	3	2	2	7	7
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(20)	14	(5)	(57)	(31)	11	(30)	(11)	(50)
Income (loss) from continuing operations, net of income tax	142	87	148	252	231	97	224	377	552
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	142	87	148	252	231	97	224	377	552
Less: Net income (loss) attributable to noncontrolling interests	1	2	2	1	2	2	1	5	5
Net income (loss) attributable to MetLife, Inc.	141	85	146	251	229	95	223	372	547
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$141	$85	$146	$251	$229	$95	$223	$372	$547

Total Operating Premiums, Fees and Other Revenues	$876	$908	$891	$913	$916	$928	$937	$2,675	$2,781

LATIN AMERICA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$121	$119	$127	$163	$127	$148	$145
Pension and post-retirement benefit costs	-	-	-	1	-	1	1
Premium taxes, other taxes, and licenses & fees	16	18	16	16	15	15	16
Total fixed operating expenses	$137	$137	$143	$180	$142	$164	$162
Commissions and other variable expenses	173	186	192	188	184	193	215
Total other operating expenses	$310	$323	$335	$368	$326	$357	$377
Total other operating expenses, net of capitalization of DAC	$237	$243	$252	$283	$244	$269	$283
Total other operating expenses on a constant currency basis	$325	$329	$341	$385	$339	$363	$377
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$248	$248	$256	$295	$252	$273	$283

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Mexico	$107	$183	$83	$105	$119	$98	$86
Chile	64	67	67	71	67	65	77
All other	62	58	65	74	54	59	65
Total sales	$233	$308	$215	$250	$240	$222	$228

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Operating premiums, fees and other revenues	$876	$908	$891	$913	$916	$928	$937
Operating earnings available to common shareholders	$151	$137	$133	$122	$143	$154	$163

Operating premiums, fees and other revenues on a constant currency basis	$924	$934	$916	$972	$977	$954	$937
Operating earnings available to common shareholders on a constant currency basis	$156	$139	$138	$129	$157	$159	$163

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$500	$519	$500	$508	$502	$505	$527	$1,519	$1,534
Universal life and investment-type product policy fees	95	95	104	97	95	92	109	294	296
Net investment income	80	83	81	74	74	78	77	244	229
Other revenues	20	19	17	17	17	28	(2)	56	43
Total operating revenues	695	716	702	696	688	703	711	2,113	2,102

Operating expenses
Policyholder benefits and claims and policyholder dividends	261	283	257	266	269	270	282	801	821
Interest credited to policyholder account balances	29	30	28	25	24	25	26	87	75
Capitalization of DAC	(101)	(106)	(103)	(93)	(92)	(100)	(109)	(310)	(301)
Amortization of DAC and VOBA	102	103	106	97	87	95	78	311	260
Amortization of negative VOBA	(3)	(4)	(3)	(3)	(3)	(5)	(5)	(10)	(13)
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	333	336	332	322	316	332	347	1,001	995
Total operating expenses	621	642	617	614	601	617	619	1,880	1,837
Operating earnings before provision for income tax	74	74	85	82	87	86	92	233	265
Provision for income tax expense (benefit)	11	10	11	10	12	14	21	32	47
Operating earnings	63	64	74	72	75	72	71	201	218
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$63	$64	$74	$72	$75	$72	$71	$201	$218

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$63	$64	$74	$72	$75	$72	$71	$201	$218
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	8	16	24	(6)	2	2	(12)	48	(8)
Net derivative gains (losses)	(1)	3	25	(3)	13	5	3	27	21
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	6	7	5	6	7	5	8	18	20
Net investment income	82	300	436	93	349	96	109	818	554
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	9	28	10	(58)	(9)	(17)	(9)	47	(35)
Interest credited to policyholder account balances	(77)	(281)	(424)	(96)	(339)	(93)	(104)	(782)	(536)
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(1)	-	1	-	1	(1)	(1)	-
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	(2)	(5)	(1)	(5)	(3)	(4)	(3)	(8)	(10)
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(14)	(35)	(34)	22	(14)	-	-	(83)	(14)
Income (loss) from continuing operations, net of income tax	74	96	115	26	81	67	62	285	210
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	74	96	115	26	81	67	62	285	210
Less: Net income (loss) attributable to noncontrolling interests	1	1	1	-	1	-	1	3	2
Net income (loss) attributable to MetLife, Inc.	73	95	114	26	80	67	61	282	208
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$73	$95	$114	$26	$80	$67	$61	$282	$208

Total Operating Premiums, Fees and Other Revenues	$615	$633	$621	$622	$614	$625	$634	$1,869	$1,873

EMEA OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$157	$149	$150	$153	$142	$140	$146
Pension and post-retirement benefit costs	1	1	2	2	1	2	2
Premium taxes, other taxes, and licenses & fees	5	4	4	6	6	7	6
Total fixed operating expenses	$163	$154	$156	$161	$149	$149	$154
Commissions and other variable expenses	170	182	176	161	167	183	193
Total other operating expenses	$333	$336	$332	$322	$316	$332	$347
Total other operating expenses, net of capitalization of DAC	$232	$230	$229	$229	$224	$232	$238
Total other operating expenses on a constant currency basis	$336	$335	$335	$336	$334	$343	$347
Total other operating expenses, net of capitalization of DAC, on a constant currency basis	$234	$229	$230	$238	$237	$240	$238

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Operating premiums, fees and other revenues	$615	$633	$621	$622	$614	$625	$634
Operating earnings available to common shareholders	$63	$64	$74	$72	$75	$72	$71

Operating premiums, fees and other revenues on a constant currency basis	$616	$627	$622	$647	$649	$646	$634
Operating earnings available to common shareholders on a constant currency basis	$61	$61	$72	$76	$82	$76	$71
Total sales on a constant currency basis	$257	$261	$235	$235	$269	$248	$257

METLIFE HOLDINGS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Operating revenues
Premiums	$1,097	$1,122	$1,093	$1,194	$1,059	$1,022	$989	$3,312	$3,070
Universal life and investment-type product policy fees	355	361	357	363	362	345	349	1,073	1,056
Net investment income	1,475	1,477	1,537	1,455	1,441	1,401	1,390	4,489	4,232
Other revenues	204	203	105	69	96	37	37	512	170
Total operating revenues	3,131	3,163	3,092	3,081	2,958	2,805	2,765	9,386	8,528

Operating expenses
Policyholder benefits and claims and policyholder dividends	1,823	1,927	1,853	1,931	1,736	1,720	1,661	5,603	5,117
Interest credited to policyholder account balances	258	261	261	262	257	255	255	780	767
Capitalization of DAC	(100)	(96)	(44)	(41)	(34)	(23)	(14)	(240)	(71)
Amortization of DAC and VOBA	148	269	219	100	74	139	(70)	636	143
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	14	14	15	14	15	5	2	43	22
Other operating expenses	596	864	401	531	340	370	322	1,861	1,032
Total operating expenses	2,739	3,239	2,705	2,797	2,388	2,466	2,156	8,683	7,010
Operating earnings before provision for income tax	392	(76)	387	284	570	339	609	703	1,518
Provision for income tax expense (benefit)	125	(43)	121	85	185	104	199	203	488
Operating earnings	267	(33)	266	199	385	235	410	500	1,030
Preferred stock dividends	-	-	-	-	-	-	-	-	-
Operating earnings available to common shareholders	$267	$(33)	$266	$199	$385	$235	$410	$500	$1,030

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$267	$(33)	$266	$199	$385	$235	$410	$500	$1,030
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(114)	251	5	61	4	3	23	142	30
Net derivative gains (losses)	414	23	(469)	(909)	(18)	(266)	(165)	(32)	(449)
Premiums	-	-	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	22	24	23	23	24	25	25	69	74
Net investment income	(76)	(64)	(68)	(66)	(57)	(48)	(39)	(208)	(144)
Other revenues	-	-	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(2)	(43)	(71)	(50)	(65)	(50)	(128)	(116)	(243)
Interest credited to policyholder account balances	-	-	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-	-	-
Amortization of DAC and VOBA	83	116	93	20	15	44	6	292	65
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-	-	-
Other operating expenses	-	-	(13)	(1)	-	-	-	(13)	-
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(114)	(107)	174	323	34	102	98	(47)	234
Income (loss) from continuing operations, net of income tax	480	167	(60)	(400)	322	45	230	587	597
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-	-	-
Net income (loss)	480	167	(60)	(400)	322	45	230	587	597
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	480	167	(60)	(400)	322	45	230	587	597
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.‘s common shareholders	$480	$167	$(60)	$(400)	$322	$45	$230	$587	$597

Total Operating Premiums, Fees and Other Revenues	$1,656	$1,686	$1,555	$1,626	$1,517	$1,404	$1,375	$4,897	$4,296

METLIFE HOLDINGS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$79,281	$79,954	$80,704	$80,968	$80,743	$81,077	$81,127
Premiums and deposits (2), (3)	1,456	1,450	1,412	1,483	1,405	1,308	1,258
Surrenders and withdrawals	(662)	(590)	(630)	(590)	(618)	(611)	(584)
Benefit payments	(754)	(725)	(713)	(712)	(763)	(659)	(642)

Net Flows	40	135	69	181	24	38	32
Net transfers from (to) separate account	11	21	16	12	25	9	12
Interest	792	794	799	799	812	815	819
Policy charges	(201)	(202)	(200)	(242)	(201)	(200)	(199)
Other	31	2	(420)	(975)	(326)	(612)	(453)

Balance, end of period	$79,954	$80,704	$80,968	$80,743	$81,077	$81,127	$81,338

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$21,653	$22,135	$23,239	$23,100	$22,264	$21,522	$21,329
Premiums and deposits (2), (3)	517	368	230	239	202	135	134
Surrenders and withdrawals	(391)	(316)	(356)	(417)	(358)	(375)	(372)
Benefit payments	(216)	(208)	(192)	(175)	(199)	(178)	(154)

Net Flows	(90)	(156)	(318)	(353)	(355)	(418)	(392)
Net transfers from (to) separate account	57	47	86	34	10	39	66
Interest	166	167	166	165	160	159	158
Policy charges	(6)	(5)	(5)	(5)	(5)	(5)	(5)
Other	355	1,051	(68)	(677)	(552)	32	24

Balance, end of period	$22,135	$23,239	$23,100	$22,264	$21,522	$21,329	$21,180

SEPARATE ACCOUNT LIABILITIES LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$5,120	$5,029	$5,070	$5,210	$5,200	$5,415	$5,537
Premiums and deposits (3)	79	80	75	73	76	73	70
Surrenders and withdrawals	(50)	(57)	(56)	(52)	(61)	(63)	(56)
Benefit payments	(7)	(7)	(28)	(5)	(7)	(7)	(6)

Net Flows	22	16	(9)	16	8	3	8
Investment performance	(28)	119	221	74	306	201	207
Net transfers from (to) general account	(11)	(21)	(16)	(12)	(25)	(9)	(12)
Policy charges	(72)	(72)	(71)	(72)	(72)	(71)	(69)
Other	(2)	(1)	15	(16)	(2)	(2)	(1)

Balance, end of period	$5,029	$5,070	$5,210	$5,200	$5,415	$5,537	$5,670

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Balance, beginning of period	$43,470	$43,404	$43,843	$44,560	$43,623	$44,667	$44,907
Premiums and deposits (3)	610	537	231	187	175	168	133
Surrenders and withdrawals	(645)	(735)	(740)	(813)	(903)	(977)	(964)
Benefit payments	(84)	(89)	(91)	(88)	(90)	(92)	(90)

Net Flows	(119)	(287)	(600)	(714)	(818)	(901)	(921)
Investment performance	315	996	1,636	36	2,090	1,410	1,587
Net transfers from (to) general account	(57)	(47)	(86)	(34)	(10)	(39)	(66)
Policy charges	(206)	(223)	(232)	(224)	(219)	(230)	(230)
Other	1	-	(1)	(1)	1	-	1

Balance, end of period	$43,404	$43,843	$44,560	$43,623	$44,667	$44,907	$45,278

(1)    Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other.

(2)    Includes premiums and deposits directed to the general account investment option of variable products.

(3)    Includes company-sponsored internal exchanges.

METLIFE HOLDINGS OTHER OPERATING EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Direct and allocated expenses	$229	$221	$211	$199	$175	$199	$205
Pension and post-retirement benefit costs	39	40	25	28	25	22	25
Premium taxes, other taxes, and licenses & fees	25	23	21	25	22	14	20
Total fixed operating expenses	$293	$284	$257	$252	$222	$235	$250
Commissions and other variable expenses	303	580	144	279	118	135	72
Total other operating expenses	$596	$864	$401	$531	$340	$370	$322

SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Investment income yield excluding variable investment income	6.05%	6.16%	6.15%	5.93%	5.89%	5.62%	5.45%
Variable investment income yield	0.09%	0.59%	0.35%	0.19%	0.24%	0.23%	0.23%
Total investment income yield	6.14%	6.75%	6.50%	6.12%	6.13%	5.85%	5.68%
Average crediting rate	4.54%	4.57%	4.55%	4.55%	4.62%	4.56%	4.50%
Annualized general account spread	1.60%	2.18%	1.95%	1.57%	1.51%	1.29%	1.18%

Annualized general account spread excluding variable investment income yield	1.51%	1.59%	1.60%	1.38%	1.27%	1.06%	0.95%

ANNUITIES (1)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Investment income yield excluding variable investment income	5.07%	5.18%	5.18%	5.05%	5.03%	4.91%	4.78%
Variable investment income yield	0.10%	0.36%	0.38%	0.31%	0.29%	0.26%	0.28%
Total investment income yield	5.17%	5.54%	5.56%	5.36%	5.32%	5.17%	5.06%
Average crediting rate	3.19%	3.21%	3.16%	3.17%	3.16%	3.14%	3.11%
Annualized general account spread	1.98%	2.33%	2.40%	2.19%	2.16%	2.03%	1.95%

Annualized general account spread excluding variable investment income yield	1.88%	1.97%	2.02%	1.88%	1.87%	1.77%	1.67%
(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Life (1)
Operating premiums, fees and other revenues	$1,018	$1,033	$1,029	$1,150	$1,002	$946	$922
Interest adjusted benefit ratio (2)	56.6%	64.2%	60.4%	63.5%	48.6%	51.1%	48.0%

Lapse Ratio (3)
Traditional life	4.4%	4.3%	4.4%	4.5%	4.5%	4.6%	4.7%
Variable & universal life	4.4%	4.4%	4.6%	4.5%	4.5%	4.5%	4.4%
Fixed annuity	9.0%	7.6%	8.0%	8.0%	7.2%	7.3%	6.8%
Variable annuity	6.4%	6.2%	6.3%	6.6%	7.1%	7.6%	8.0%

(1)          Represents traditional life and variable & universal life, components of Life & Other.

(2)          For the three months ended June 30, 2016, this ratio included notable items related to actuarial assumption review and other insurance adjustments. Excluding these items, the ratio would have been 59.4%.

(3)          Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Operating revenues
Premiums	$(3)	$12	$41	$(10)	$38	$8	$13	$50	$59
Universal life and investment-type product policy fees	2	-	-	-	-	-	-	2	-
Net investment income	60	28	53	37	40	41	26	141	107
Other revenues	26	22	22	40	59	61	65	70	185
Total operating revenues	85	62	116	67	137	110	104	263	351

Operating expenses
Policyholder benefits and claims and policyholder dividends	(14)	6	31	18	25	1	7	23	33
Interest credited to policyholder account balances	3	3	(1)	1	1	-	-	5	1
Capitalization of DAC	(4)	(4)	1	-	(1)	(3)	(2)	(7)	(6)
Amortization of DAC and VOBA	2	4	1	1	1	1	3	7	5
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	299	288	275	277	277	277	279	862	833
Other operating expenses	166	150	85	194	210	202	237	401	649
Total operating expenses	452	447	392	491	513	478	524	1,291	1,515
Operating earnings before provision for income tax	(367)	(385)	(276)	(424)	(376)	(368)	(420)	(1,028)	(1,164)
Provision for income tax expense (benefit)	(183)	(187)	(288)	(289)	(283)	(269)	(90)	(658)	(642)
Operating earnings	(184)	(198)	12	(135)	(93)	(99)	(330)	(370)	(522)
Preferred stock dividends	6	46	6	45	6	46	6	58	58
Operating earnings available to common shareholders	$(190)	$(244)	$6	$(180)	$(99)	$(145)	$(336)	$(428)	$(580)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$(184)	$(198)	$12	$(135)	$(93)	$(99)	$(330)	$(370)	$(522)
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	132	(254)	80	(173)	(46)	116	(696)	(42)	(626)
Net derivative gains (losses)	(34)	(29)	(2)	99	(386)	23	(2)	(65)	(365)
Premiums	(132)	(186)	(206)	(205)	(174)	(136)	(37)	(524)	(347)
Universal life and investment-type product policy fees	(17)	(18)	(10)	(17)	(20)	(14)	-	(45)	(34)
Net investment income	(48)	(26)	(46)	(48)	(24)	(19)	3	(120)	(40)
Other revenues	1	10	(10)	33	(59)	(57)	(19)	1	(135)
Policyholder benefits and claims and policyholder dividends	120	206	214	195	146	103	(113)	540	136
Interest credited to policyholder account balances	(16)	(14)	(14)	(14)	(14)	(14)	(5)	(44)	(33)
Capitalization of DAC	(30)	(30)	(23)	(21)	(16)	(14)	(4)	(83)	(34)
Amortization of DAC and VOBA	25	92	9	1	(32)	16	(77)	126	(93)
Amortization of negative VOBA	-	-	-	-	-	-	-	-	-
Interest expense on debt	13	12	13	12	12	4	-	38	16
Other operating expenses	(113)	71	(88)	20	(133)	(44)	(76)	(130)	(253)
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	64	53	11	12	286	3	918	128	1,207
Income (loss) from continuing operations, net of income tax	(219)	(311)	(60)	(241)	(553)	(132)	(438)	(590)	(1,123)
Income (loss) from discontinued operations, net of income tax	433	(1,361)	(451)	(1,291)	(79)	58	(968)	(1,379)	(989)
Net income (loss)	214	(1,672)	(511)	(1,532)	(632)	(74)	(1,406)	(1,969)	(2,112)
Less: Net income (loss) attributable to noncontrolling interests	-	-	(8)	1	-	-	3	(8)	3
Net income (loss) attributable to MetLife, Inc.	214	(1,672)	(503)	(1,533)	(632)	(74)	(1,409)	(1,961)	(2,115)
Less: Preferred stock dividends	6	46	6	45	6	46	6	58	58
Net income (loss) available to MetLife, Inc.‘s common shareholders	$208	$(1,718)	$(509)	$(1,578)	$(638)	$(120)	$(1,415)	$(2,019)	$(2,173)

Total Operating Premiums, Fees and Other Revenues	$25	$34	$63	$30	$97	$69	$78	$122	$244

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Other business activities	$(8)	$(4)	$6	$-	$5	$4	$3	$(6)	$12
Other net investment income	64	42	66	47	45	49	32	172	126
Interest expense on debt	(212)	(208)	(197)	(197)	(194)	(197)	(195)	(617)	(586)
Preferred stock dividends	(6)	(46)	(6)	(45)	(6)	(46)	(6)	(58)	(58)
Corporate initiatives and projects	(26)	(34)	(23)	(48)	(32)	(67)	(29)	(83)	(128)
Incremental tax benefit (expense)	54	53	190	142	150	143	(58)	297	235
Other	(56)	(47)	(30)	(79)	(67)	(31)	(83)	(133)	(181)
Operating earnings available to common shareholders	$(190)	$(244)	$6	$(180)	$(99)	$(145)	$(336)	$(428)	$(580)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Fixed Maturity Securities
Yield (1)	4.41%	4.38%	4.38%	4.34%	4.34%	4.28%	4.25%
Investment income (2), (3), (4)	$3,019	$2,884	$2,907	$2,855	$2,825	$2,820	$2,843
Investment gains (losses) (3)	131	120	120	(226)	(4)	43	279
Ending carrying value (2), (3)	304,552	311,588	315,362	290,174	295,359	301,267	309,607
Mortgage Loans
Yield (1)	4.65%	4.85%	4.59%	4.34%	4.47%	4.53%	4.78%
Investment income (4)	716	739	709	694	736	758	809
Investment gains (losses)	(62)	(94)	(41)	(34)	(12)	(14)	28
Ending carrying value	60,961	60,970	62,589	65,167	66,633	67,309	68,057
Real Estate and Real Estate Joint Ventures
Yield (1)	3.02%	2.93%	5.42%	3.45%	3.20%	3.42%	2.80%
Investment income (3)	64	61	120	77	73	79	66
Investment gains (losses) (3)	3	45	19	115	(3)	270	169
Ending carrying value	8,141	8,612	9,035	8,891	9,293	9,256	9,486
Policy Loans
Yield (1)	5.26%	5.30%	5.36%	5.26%	5.33%	5.38%	5.40%
Investment income	129	127	129	126	127	129	130
Ending carrying value	9,574	9,631	9,659	9,511	9,603	9,558	9,585
Equity Securities
Yield (1)	5.00%	4.55%	4.73%	5.02%	4.90%	4.58%	4.92%
Investment income	32	29	29	30	31	31	31
Investment gains (losses)	(48)	(3)	4	(9)	35	1	2
Ending carrying value	2,930	2,895	2,924	2,894	3,088	3,137	2,776
Other Limited Partnership Interests
Yield (1)	2.08%	7.67%	14.12%	13.10%	18.58%	14.91%	15.94%
Investment income	25	100	184	169	240	194	214
Investment gains (losses)	(23)	(11)	(9)	(21)	(7)	(11)	(33)
Ending carrying value	5,201	5,222	5,174	5,136	5,166	5,251	5,501
Cash and Short-term Investments
Yield (1)	1.06%	1.23%	1.16%	1.21%	1.42%	1.61%	1.13%
Investment income	25	29	28	29	33	34	25
Investment gains (losses)	(7)	5	(10)	3	2	1	2
Ending carrying value	20,636	21,649	21,045	19,173	20,509	18,766	20,240
Other Invested Assets (1)
Investment income	202	181	246	227	214	170	173
Investment gains (losses) (3)	(8)	(65)	(15)	-	(53)	(72)	28
Ending carrying value	20,795	24,638	23,634	19,303	17,003	16,559	17,652
Total Investments
Investment income yield (1)	4.49%	4.54%	4.72%	4.57%	4.65%	4.54%	4.54%
Investment fees and expenses yield	(0.16)%	(0.13)%	(0.13)%	(0.13)%	(0.15)%	(0.13)%	(0.14)%
Net Investment Income Yield (1), (3)	4.33%	4.41%	4.59%	4.44%	4.50%	4.41%	4.40%
Investment income	$4,212	$4,150	$4,352	$4,207	$4,279	$4,215	$4,291
Investment fees and expenses	(141)	(124)	(122)	(120)	(134)	(123)	(133)
Net investment income including Divested businesses and Lag elimination	4,071	4,026	4,230	4,087	4,145	4,092	4,158
Less: Net investment income from Divested businesses and Lag elimination	123	(48)	(49)	(49)	(27)	(21)	2
Net Investment Income, as reported on an operating basis (3)	$3,948	$4,074	$4,279	$4,136	$4,172	$4,113	$4,156
Ending Carrying Value (3)	$432,790	$445,205	$449,422	$420,249	$426,654	$431,103	$442,904
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(14)	$(3)	$68	$(172)	$(42)	$218	$475
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	-	-	-	-	-	-
Investment Portfolio Gains (Losses) (3)	$(11)	$(3)	$68	$(172)	$(42)	$218	$475
Gross investment gains	$505	$347	$264	$277	$239	$421	$647
Gross investment losses	(314)	(135)	(158)	(374)	(249)	(100)	(111)
Writedowns	(202)	(215)	(38)	(75)	(32)	(103)	(61)
Investment Portfolio Gains (Losses) (3)	(11)	(3)	68	(172)	(42)	218	475
Investment portfolio gains (losses) income tax (expense) benefit	72	(3)	4	38	19	(69)	(187)
Investment Portfolio Gains (Losses), Net of Income Tax	$61	$(6)	$72	$(134)	$(23)	$149	$288

Derivative Gains (Losses) including Divested businesses and Lag elimination	$919	$784	$(685)	$(2,465)	$(358)	$(355)	$(281)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	-	-	-	-	-	-
Derivative gains (losses) (3)	770	784	(685)	(2,465)	(358)	(355)	(281)
Derivative gains (losses) income tax (expense) benefit	(259)	(244)	231	814	148	111	103
Derivative Gains (Losses), Net of Income Tax	$511	$540	$(454)	$(1,651)	$(210)	$(244)	$(178)

(1)    This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an operating basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)    Fixed maturity securities includes $1,101 million, $648 million, $721 million, $611 million, $649 million, $651 million and $713 million in ending carrying value, and $6 million, $10 million, $25 million, ($4) million, $29 million, $16 million and $16 million of investment income related to fair value option securities at or for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

(3)    The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,883 million, $13,657 million, $14,000 million, $13,304 million, $13,743 million, $14,104 million and $15,818 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $9 million, $9 million, $9 million, $8 million, $7 million, $7 million and $7 million and cash and short-term investments of $1 million, $0, $0, $1 million, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Net investment gains (losses) - GAAP basis	$126	$241	$231	$(293)	$63	$104	$(606)
Less: Operating joint venture adjustments	(5)	-	-	(1)	1	(1)	-
Less: Net investment gains (losses) related to CSEs	1	-	1	-	-	-	-
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	144	244	162	(120)	104	(113)	(1,081)
Investment portfolio gains (losses) including Divested businesses and Lag elimination—in above yield table	$(14)	$(3)	$68	$(172)	$(42)	$218	$475

	For the Three Months Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Net derivative gains (losses) - GAAP basis	$1,078	$903	$(543)	$(2,312)	$(226)	$(247)	$(190)
Less: Investment hedge adjustments	155	123	150	152	139	114	97
Less: Settlement of foreign currency earnings hedges	4	(3)	(7)	2	(6)	(5)	(5)
Less: PAB hedge adjustments	-	(1)	(1)	(1)	(1)	(1)	(1)
Derivative gains (losses) including Divested businesses and Lag elimination—in above yield table	$919	$784	$(685)	$(2,465)	$(358)	$(355)	$(281)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Fixed Maturity Securities
Yield (1)	4.41%	4.39%	4.39%	4.38%	4.34%	4.31%	4.29%
Investment income (2), (3), (4)	$3,019	$5,903	$8,810	$11,665	$2,825	$5,645	$8,488
Investment gains (losses) (3)	131	251	371	145	(4)	39	318
Ending carrying value (2), (3)	304,552	311,588	315,362	290,174	295,359	301,267	309,607
Mortgage Loans
Yield (1)	4.65%	4.75%	4.70%	4.61%	4.47%	4.50%	4.59%
Investment income (4)	716	1,455	2,164	2,858	736	1,494	2,303
Investment gains (losses)	(62)	(156)	(197)	(231)	(12)	(26)	2
Ending carrying value	60,961	60,970	62,589	65,167	66,633	67,309	68,057
Real Estate and Real Estate Joint Ventures
Yield (1)	3.02%	2.98%	3.83%	3.73%	3.20%	3.31%	3.14%
Investment income (3)	64	125	245	322	73	152	218
Investment gains (losses) (3)	3	48	67	182	(3)	267	436
Ending carrying value	8,141	8,612	9,035	8,891	9,293	9,256	9,486
Policy Loans
Yield (1)	5.26%	5.28%	5.30%	5.29%	5.33%	5.36%	5.37%
Investment income	129	256	385	511	127	256	386
Ending carrying value	9,574	9,631	9,659	9,511	9,603	9,558	9,585
Equity Securities
Yield (1)	5.00%	4.77%	4.76%	4.82%	4.90%	4.74%	4.80%
Investment income	32	61	90	120	31	62	93
Investment gains (losses)	(48)	(51)	(47)	(56)	35	36	38
Ending carrying value	2,930	2,895	2,924	2,894	3,088	3,137	2,776
Other Limited Partnership Interests
Yield (1)	2.08%	4.87%	7.95%	9.23%	18.58%	16.74%	16.46%
Investment income	25	125	309	478	240	434	648
Investment gains (losses)	(23)	(34)	(43)	(64)	(7)	(18)	(51)
Ending carrying value	5,201	5,222	5,174	5,136	5,166	5,251	5,501
Cash and Short-term Investments
Yield (1)	1.06%	1.15%	1.15%	1.17%	1.42%	1.52%	1.39%
Investment income	25	54	82	111	33	67	92
Investment gains (losses)	(7)	(2)	(12)	(9)	2	3	5
Ending carrying value	20,636	21,649	21,045	19,173	20,509	18,766	20,240
Other Invested Assets (1)
Investment income	202	383	629	856	214	384	557
Investment gains (losses) (3)	(8)	(73)	(88)	(88)	(53)	(125)	(97)
Ending carrying value	20,795	24,638	23,634	19,303	17,003	16,559	17,652
Total Investments
Investment income yield (1)	4.49%	4.52%	4.58%	4.58%	4.65%	4.60%	4.58%
Investment fees and expenses yield	(0.16)%	(0.15)%	(0.14)%	(0.14)%	(0.15)%	(0.14)%	(0.14)%
Net Investment Income Yield (1), (3)	4.33%	4.37%	4.44%	4.44%	4.50%	4.46%	4.44%
Investment income	$4,212	$8,362	$12,714	$16,921	$4,279	$8,494	$12,785
Investment fees and expenses	(141)	(265)	(387)	(507)	(134)	(257)	(390)
Net investment income including Divested businesses and Lag elimination	4,071	8,097	12,327	16,414	4,145	8,237	12,395
Less: Net investment income from Divested businesses and Lag elimination	123	75	26	(23)	(27)	(48)	(46)
Net Investment Income, as reported on an operating basis (3)	$3,948	$8,022	$12,301	$16,437	$4,172	$8,285	$12,441
Ending Carrying Value (3)	$432,790	$445,205	$449,422	$420,249	$426,654	$431,103	$442,904
Investment portfolio gains (losses) including Divested businesses and Lag elimination	$(14)	$(17)	$51	$(121)	$(42)	$176	$651
Less: Investment portfolio gains (losses) from Divested businesses and Lag elimination	(3)	(3)	(3)	(3)	-	-	-
Investment Portfolio Gains (Losses) (3)	$(11)	$(14)	$54	$(118)	$(42)	$176	$651
Gross investment gains	$505	$852	$1,116	$1,393	$239	$660	$1,307
Gross investment losses	(314)	(449)	(607)	(981)	(249)	(349)	(460)
Writedowns	(202)	(417)	(455)	(530)	(32)	(135)	(196)
Investment Portfolio Gains (Losses) (3)	(11)	(14)	54	(118)	(42)	176	651
Investment portfolio gains (losses) income tax (expense) benefit	72	69	73	111	19	(50)	(237)
Investment Portfolio Gains (Losses), Net of Income Tax	$61	$55	$127	$(7)	$(23)	$126	$414

Derivative Gains (Losses) including Divested businesses and Lag elimination	$919	$1,703	$1,018	$(1,447)	$(358)	$(713)	$(994)
Less: Derivative gains (losses) from Divested businesses and Lag elimination	149	149	149	149	-	-	-
Derivative gains (losses) (3)	770	1,554	869	(1,596)	(358)	(713)	(994)
Derivative gains (losses) income tax (expense) benefit	(259)	(503)	(272)	542	148	259	362
Derivative Gains (Losses), Net of Income Tax	$511	$1,051	$597	$(1,054)	$(210)	$(454)	$(632)

(1)   This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an operating basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs and contractholder-directed unit-linked investments. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)   Fixed maturity securities includes $1,101 million, $648 million, $721 million, $611 million, $649 million, $651 million and $713 million in ending carrying value, and $6 million, $16 million, $41 million, $37 million, $29 million, $45 million and $61 million of investment income related to fair value option securities at or for the year-to-date period ended March 30, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively.

(3)   The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, respectively: A) Fair value option securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments and FVO Brighthouse Common Stock of $13,883 million, $13,657 million, $14,000 million, $13,304 million, $13,743 million, $14,104 million and $15,818 million; B) Ending carrying value excludes the following effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option securities (included within fixed maturity securities above) of $9 million, $9 million, $9 million, $8 million, $7 million, $7 million and $7 million and cash and short-term investments of $1 million, $0, $0, $1 million, $1 million, $0 and $0; C) Net investment income adjustments as presented on Page 5; D) Investment portfolio gains (losses) as presented above and the GAAP adjustments as presented below; and E) Derivative gains (losses) as presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Net investment gains (losses) - GAAP basis	$126	$367	$598	$305	$63	$167	$(439)
Less: Operating joint venture adjustments	(5)	(5)	(5)	(6)	1	-	-
Less: Net investment gains (losses) related to certain CSEs	1	1	2	2	-	-	-
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	144	388	550	430	104	(9)	(1,090)
Investment portfolio gains (losses) including Divested businesses and Lag elimination-in above yield table	$(14)	$(17)	$51	$(121)	$(42)	$176	$651

	For the Year-to-Date Period Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Net derivative gains (losses) - GAAP basis	$1,078	$1,981	$1,438	$(874)	$(226)	$(473)	$(663)
Less: Investment hedge adjustments	155	278	428	580	139	253	350
Less: Settlement of foreign currency earnings hedges	4	1	(6)	(4)	(6)	(11)	(16)
Less: PAB hedge adjustments	-	(1)	(2)	(3)	(1)	(2)	(3)
Derivative gains (losses) including Divested businesses and Lag elimination - in above yield table	$919	$1,703	$1,018	$(1,447)	$(358)	$(713)	$(994)
(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$2,308	77.0%	$2,244	77.5%	$1,972	81.0%	$3,236	82.2%	$3,059	87.6%	$2,170	91.6%	$1,900	91.9%
20% or more for less than six months	300	10.0%	321	11.1%	208	8.5%	479	12.2%	281	8.0%	36	1.5%	49	2.4%
20% or more for six months or greater	390	13.0%	329	11.4%	256	10.5%	224	5.6%	155	4.4%	162	6.9%	117	5.7%
Total Gross Unrealized Losses	$2,998	100.0%	$2,894	100.0%	$2,436	100.0%	$3,939	100.0%	$3,495	100.0%	$2,368	100.0%	$2,066	100.0%

Total Gross Unrealized Gains	$27,083		$33,055		$32,391		$21,801		$21,928		$24,193		$24,276

EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$22	21.6%	$18	26.1%	$11	20.7%	$15	28.3%	$25	86.2%	$23	79.3%	$15	60.0%
20% or more for less than six months	38	37.2%	8	11.6%	9	17.0%	9	17.0%	2	6.9%	6	20.7%	10	40.0%
20% or more for six months or greater	42	41.2%	43	62.3%	33	62.3%	29	54.7%	2	6.9%	-	- %	-	- %
Total Gross Unrealized Losses	$102	100.0%	$69	100.0%	$53	100.0%	$53	100.0%	$29	100.0%	$29	100.0%	$25	100.0%

Total Gross Unrealized Gains	$443		$460		$473		$483		$458		$430		$415

(1)          MetLife’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
		March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$80,541	26.6%	$81,031	26.1%	$81,898	26.0%	$78,543	27.1%	$78,675	26.7%	$80,188	26.7%	$81,655	26.4%
Foreign government securities		55,767	18.4%	61,169	19.7%	62,639	19.9%	55,976	19.3%	59,241	20.1%	59,899	19.9%	60,789	19.7%
Foreign corporate securities		53,302	17.6%	52,574	16.9%	53,803	17.1%	50,663	17.5%	51,999	17.6%	53,847	17.9%	55,140	17.9%
U.S. government and agency securities		48,893	16.1%	51,024	16.4%	50,981	16.2%	44,433	15.4%	43,513	14.8%	44,368	14.7%	47,664	15.4%
Residential mortgage-backed securities		31,667	10.4%	31,804	10.2%	32,162	10.2%	29,032	10.0%	29,763	10.1%	30,403	10.1%	31,398	10.2%
State and political subdivision securities		12,578	4.1%	13,086	4.2%	13,084	4.2%	12,231	4.2%	12,290	4.2%	12,211	4.1%	12,345	4.0%
Asset-backed securities		11,552	3.8%	11,746	3.8%	12,126	3.9%	11,225	3.9%	11,475	3.9%	11,897	4.0%	11,771	3.8%
Commercial mortgage-backed securities		9,151	3.0%	8,506	2.7%	7,948	2.5%	7,460	2.6%	7,754	2.6%	7,803	2.6%	8,132	2.6%
Total Fixed Maturity Securities Available-For-Sale		$303,451	100.0%	$310,940	100.0%	$314,641	100.0%	$289,563	100.0%	$294,710	100.0%	$300,616	100.0%	$308,894	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$219,013	72.2%	$226,293	72.8%	$227,601	72.3%	$205,945	71.1%	$209,829	71.2%	$213,398	71.0%	$219,158	70.9%
2	Baa	65,698	21.7%	65,543	21.1%	67,710	21.5%	65,820	22.7%	67,214	22.8%	69,803	23.2%	72,293	23.4%
3	Ba	13,165	4.3%	12,862	4.1%	12,883	4.1%	12,156	4.2%	12,091	4.1%	11,672	3.9%	11,562	3.7%
4	B	4,464	1.5%	5,097	1.7%	5,206	1.7%	4,788	1.7%	4,663	1.6%	4,906	1.6%	4,960	1.7%
5	Caa and lower	1,057	0.3%	1,075	0.3%	1,202	0.4%	853	0.3%	912	0.3%	836	0.3%	917	0.3%
6	In or near default	54	- %	70	- %	39	- %	1	- %	1	- %	1	- %	4	- %
Total Fixed Maturity Securities Available-For-Sale (1)		$303,451	100.0%	$310,940	100.0%	$314,641	100.0%	$289,563	100.0%	$294,710	100.0%	$300,616	100.0%	$308,894	100.0%

(1)    Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.‘s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on designations from revised NAIC methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

INVESTMENTS SUMMARY OF MORTGAGE LOANS
Unaudited (In millions)	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017

Commercial mortgage loans	$39,796		$39,021		$39,659		$41,512		$42,346		$42,590		$43,243
Agricultural mortgage loans	11,677		11,799		12,444		12,564		12,683		12,761		12,967
Residential mortgage loans	9,831		10,575		10,773		11,395		11,914		12,270		12,163
Total Mortgage Loans	61,304		61,395		62,876		65,471		66,943		67,621		68,373
Valuation allowances	(343)		(425)		(287)		(304)		(310)		(312)		(316)
Total Mortgage Loans, net	$60,961		$60,970		$62,589		$65,167		$66,633		$67,309		$68,057

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE
	March 31, 2016		June 30, 2016		September 30, 2016		December 31, 2016		March 31, 2017		June 30, 2017		September 30, 2017
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,768	22.0%	$8,437	21.6%	$8,157	20.6%	$9,506	22.9%	$9,850	23.3%	$9,695	22.8%	$9,935	23.0%
International	8,047	20.2%	7,918	20.3%	7,884	19.9%	7,772	18.7%	7,948	18.8%	8,010	18.8%	8,361	19.3%
Middle Atlantic	6,777	17.0%	6,906	17.7%	7,013	17.7%	7,263	17.5%	7,379	17.4%	7,650	17.9%	7,616	17.6%
South Atlantic	5,326	13.4%	4,802	12.3%	4,959	12.5%	5,192	12.5%	5,092	12.0%	4,953	11.6%	4,624	10.7%
West South Central	3,540	8.9%	3,517	9.0%	3,602	9.1%	3,585	8.6%	3,569	8.4%	3,649	8.6%	3,679	8.5%
East North Central	1,839	4.6%	1,715	4.4%	1,959	4.9%	2,037	4.9%	2,220	5.3%	2,218	5.2%	2,413	5.6%
Mountain	1,090	2.7%	1,270	3.2%	1,274	3.2%	1,202	2.9%	1,201	2.8%	1,200	2.8%	1,200	2.8%
New England	1,340	3.4%	1,193	3.1%	1,200	3.0%	1,199	2.9%	1,194	2.8%	1,099	2.6%	1,162	2.7%
East South Central	595	1.5%	583	1.5%	611	1.5%	410	1.0%	521	1.2%	714	1.7%	835	1.9%
West North Central	457	1.2%	455	1.2%	404	1.0%	497	1.2%	460	1.1%	456	1.1%	478	1.1%
Multi-Region and Other	2,017	5.1%	2,225	5.7%	2,596	6.6%	2,849	6.9%	2,912	6.9%	2,946	6.9%	2,940	6.8%
Total	$39,796	100.0%	$39,021	100.0%	$39,659	100.0%	$41,512	100.0%	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%

Office	$19,372	48.7%	$19,193	49.2%	$19,791	49.9%	$20,868	50.3%	$21,608	51.0%	$21,476	50.4%	$22,339	51.7%
Retail	8,961	22.5%	9,082	23.3%	8,517	21.5%	8,708	21.0%	8,599	20.3%	8,727	20.5%	8,694	20.1%
Apartment	5,156	13.0%	5,338	13.7%	5,365	13.5%	5,240	12.6%	5,345	12.6%	5,549	13.0%	5,730	13.2%
Hotel	4,076	10.2%	3,457	8.8%	3,639	9.2%	3,747	9.0%	3,769	8.9%	3,782	8.9%	3,493	8.1%
Industrial	2,114	5.3%	1,878	4.8%	2,138	5.4%	2,659	6.4%	2,772	6.6%	2,713	6.4%	2,744	6.3%
Other	117	0.3%	73	0.2%	209	0.5%	290	0.7%	253	0.6%	343	0.8%	243	0.6%
Total	$39,796	100.0%	$39,021	100.0%	$39,659	100.0%	$41,512	100.0%	$42,346	100.0%	$42,590	100.0%	$43,243	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL (1)
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017

Reconciliation to Operating Earnings
Income (loss) from continuing operations, net of income tax	$1,770	$1,475	$1,024	$(795)	$908	$829	$893	$4,269	$2,630
Less: adjustments from income (loss) from continuing operations, net of income tax, to operating earnings:
Net investment gains (losses)	126	241	231	(293)	63	104	(606)	598	(439)
Net derivative gains (losses)	1,078	903	(543)	(2,312)	(226)	(247)	(190)	1,438	(663)
Premiums - Divested businesses and Lag elimination	294	(186)	(206)	(205)	(174)	(136)	(37)	(98)	(347)
Universal life and investment-type product policy fees
Unearned revenue adjustments	25	8	(5)	2	1	9	4	28	14
GMIB fees	30	32	31	31	31	31	32	93	94
Divested businesses and Lag elimination	48	(20)	(12)	(18)	(20)	(14)	-	16	(34)
Net investment income
Investment hedge adjustments	(155)	(123)	(150)	(152)	(139)	(114)	(97)	(428)	(350)
Operating joint venture adjustments	5	-	-	1	(1)	1	-	5	-
Unit-linked contract income	(97)	191	529	327	416	214	234	623	864
Securitization entities income	-	-	-	-	-	-	-	-	-
Divested businesses and Lag elimination	123	(48)	(49)	(49)	(27)	(21)	2	26	(46)
Other revenues
Settlement of foreign currency earnings hedges	(4)	3	7	(2)	6	5	5	6	16
Divested businesses and Lag elimination	5	10	(10)	33	(59)	(57)	(19)	5	(135)
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-	-	-
Inflation and pass through adjustments	(51)	(47)	20	163	(21)	(53)	28	(78)	(46)
GMIB costs	7	(8)	(59)	(109)	(73)	(67)	(138)	(60)	(278)
Market value adjustments	(16)	(7)	(8)	(10)	(6)	(5)	(8)	(31)	(19)
Divested businesses and Lag elimination	(186)	199	212	195	146	103	(112)	225	137
Interest credited to policyholder account balances
PAB hedge adjustments	-	1	1	1	1	1	1	2	3
Unit-linked contract costs	77	(186)	(505)	(318)	(402)	(213)	(229)	(614)	(844)
Divested businesses and Lag elimination	(117)	(14)	(14)	(14)	(14)	(14)	(5)	(145)	(33)
Capitalization of DAC - Divested businesses and Lag elimination	75	(30)	(23)	(21)	(16)	(14)	(4)	22	(34)
Amortization of DAC and VOBA
Related to NIGL and NDGL	27	106	82	11	2	28	2	215	32
Related to GMIB fees and GMIB costs	15	(2)	22	9	13	6	-	35	19
Related to market value adjustments	-	-	-	-	-	-	-	-	-
Divested businesses and Lag elimination	(46)	91	8	2	(33)	17	(75)	53	(91)
Amortization of negative VOBA
Related to market value adjustments	10	6	5	4	3	3	2	21	8
Divested businesses and Lag elimination	22	-	-	-	-	-	-	22	-
Interest expense on debt
Securitization entities debt expense	-	-	-	-	-	-	-	-	-
Divested businesses and Lag elimination	13	12	13	12	12	4	-	38	16
Other operating expenses
Noncontrolling interest	5	4	(7)	4	4	3	10	2	17
Regulatory implementation costs	-	-	-	(1)	-	-	-	-	-
Acquisition, integration and other costs	(6)	(16)	(11)	(31)	(8)	(14)	(20)	(33)	(42)
Divested businesses and Lag elimination	(305)	73	(88)	24	(133)	(44)	(70)	(320)	(247)
Goodwill impairment	-	-	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(240)	(390)	192	793	254	142	1,009	(438)	1,405
Operating earnings	$1,008	$672	$1,361	$1,128	$1,308	$1,171	$1,174	$3,041	$3,653

(1)    For the three months ended March 31, 2016, and for the year-to-date period ended September 30, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

APPENDIX METLIFE NOTABLE ITEMS (1) METLIFE TOTAL
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(68)	$-	$5	$-	$15	$-	$-	$(63)	$15
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	-	(10)	(44)	(55)
Actuarial assumption review and other insurance adjustments	-	(384)	(74)	(91)	76	(28)	153	(458)	201
Litigation reserves & settlement costs	-	-	-	-	(44)	-	-	-	(44)
Expense initiative costs	-	-	-	(28)	(21)	(22)	(17)	-	(60)
Other expense-related items (2)	-	-	-	-	-	(36)	-	-	(36)
Tax adjustments	10	-	-	-	-	27	(167)	10	(140)
Total notable items	$(103)	$(399)	$(53)	$(119)	$(19)	$(59)	$(41)	$(555)	$(119)

U.S.
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(33)	$-	$1	$-	$22	$-	$-	$(32)	$22
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	-	(10)	(44)	(55)
Actuarial assumption review and other insurance adjustments	-	(25)	-	-	-	-	-	(25)	-
Total notable items	$(78)	$(40)	$17	$-	$(23)	$-	$(10)	$(101)	$(33)

GROUP BENEFITS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(1)	$(2)	$12	$-	$3	$-	$-	$9	$3
Total notable items	$(1)	$(2)	$12	$-	$3	$-	$-	$9	$3

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(25)	$2	$(11)	$-	$17	$-	$-	$(34)	$17
Actuarial assumption review and other insurance adjustments	-	(25)	-	-	-	-	-	(25)	-
Total notable items	$(25)	$(23)	$(11)	$-	$17	$-	$-	$(59)	$17

PROPERTY & CASUALTY
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(7)	$-	$-	$-	$2	$-	$-	$(7)	$2
Catastrophe experience and prior year development, net	(45)	(15)	16	-	(45)	-	(10)	(44)	(55)
Total notable items	$(52)	$(15)	$16	$-	$(43)	$-	$(10)	$(51)	$(53)

(1)    These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)
ASIA
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(20)	$(10)	$(11)	$-	$(3)	$-	$-	$(41)	$(3)
Actuarial assumption review and other insurance adjustments	-	(44)	(14)	-	-	12	(4)	(58)	8
Tax adjustments	20	-	-	-	-	-	-	20	-
Total notable items	$-	$(54)	$(25)	$-	$(3)	$12	$(4)	$(79)	$5

LATIN AMERICA
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(3)	$(2)	$(1)	$-	$(1)	$-	$-	$(6)	$(1)
Actuarial assumption review and other insurance adjustments	-	-	8	-	-	-	15	8	15
Tax adjustments	(10)	-	-	-	-	-	-	(10)	-
Total notable items	$(13)	$(2)	$7	$-	$(1)	$-	$15	$(8)	$14

EMEA
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Actuarial assumption review and other insurance adjustments	$-	$-	$(16)	$-	$-	$-	$(8)	$(16)	$(8)
Total notable items	$-	$-	$(16)	$-	$-	$-	$(8)	$(16)	$(8)

METLIFE HOLDINGS
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(8)	$11	$22	$-	$1	$-	$-	$25	$1
Actuarial assumption review and other insurance adjustments	-	(315)	(52)	(91)	76	(40)	150	(367)	186
Total notable items	$(8)	$(304)	$(30)	$(91)	$77	$(40)	$150	$(342)	$187

CORPORATE & OTHER
	For the Three Months Ended							For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	September 30, 2016	September 30, 2017
Variable investment income	$(4)	$1	$(6)	$-	$(4)	$-	$-	$(9)	$(4)
Litigation reserves & settlement costs	-	-	-	-	(44)	-	-	-	(44)
Expense initiative costs	-	-	-	(28)	(21)	(22)	(17)	-	(60)
Other expense-related items (2)	-	-	-	-	-	(36)	-	-	(36)
Tax adjustments	-	-	-	-	-	27	(167)	-	(140)
Total notable items	$(4)	$1	$(6)	$(28)	$(69)	$(31)	$(184)	$(9)	$(284)

(1)

These notable items represent a positive (negative) impact to operating earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of Company results and to evaluate and forecast those results.

(2)	For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Total MetLife, Inc.‘s stockholders’ equity	$75,775	$79,179	$78,286	$67,309	$67,929	$69,455	$56,714
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.‘s common stockholders’ equity	73,709	77,113	76,220	65,243	65,863	67,389	54,648
Less: Net unrealized investment gains (losses), net of income tax	17,171	20,635	19,657	12,631	13,189	15,038	13,343
Defined benefit plans adjustment, net of income tax	(2,024)	(1,983)	(2,121)	(1,972)	(1,951)	(1,923)	(1,878)
Total MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA	58,562	58,461	58,684	54,584	54,625	54,274	43,183
Less: Goodwill, net of income tax	9,555	9,670	9,442	9,112	9,209	9,230	9,151
VODA and VOCRA, net of income tax	483	470	448	404	386	373	374
Total MetLife, Inc.‘s tangible common stockholders’ equity (excludes AOCI other than FCTA)	$48,524	$48,321	$48,794	$45,068	$45,030	$44,671	$33,658

Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Book value per common share (1)	$67.10	$70.18	$69.35	$59.56	$60.91	$63.37	$51.83
Less: Net unrealized investment gains (losses), net of income tax	15.63	18.78	17.88	11.53	12.20	14.15	12.65
Defined benefit plans adjustment, net of income tax	(1.84)	(1.80)	(1.93)	(1.80)	(1.81)	(1.81)	(1.78)
Book value per common share, excluding AOCI other than FCTA (1)	53.31	53.20	53.40	49.83	50.52	51.03	40.96
Less: Goodwill, net of income tax	8.70	8.79	8.59	8.32	8.52	8.68	8.69
VODA and VOCRA, net of income tax	0.44	0.43	0.41	0.37	0.36	0.35	0.35
Book value per common share - tangible common stockholders’ equity (excludes AOCI other than FCTA) (1)	$44.17	$43.98	$44.40	$41.14	$41.64	$42.00	$31.92

Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Total MetLife, Inc.‘s stockholders’ equity	$75,775	$79,179	$78,286	$67,309	$67,929	$69,455	$56,714
Less: Preferred stock	2,066	2,066	2,066	2,066	2,066	2,066	2,066
MetLife, Inc.‘s common stockholders’ equity	73,709	77,113	76,220	65,243	65,863	67,389	54,648
Less: Net unrealized investment gains (losses), net of income tax	17,171	20,635	19,657	12,631	13,189	15,038	13,343
Defined benefit plans adjustment, net of income tax	(2,024)	(1,983)	(2,121)	(1,972)	(1,951)	(1,923)	(1,878)
Total MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA	58,562	58,461	58,684	54,584	54,625	54,274	43,183
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	19,981	18,834	18,316	16,598	16,436	14,649	-
Total MetLife, Inc.‘s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$38,581	$39,627	$40,368	$37,986	$38,189	$39,625	$43,183

Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017

Book value per common share (1)	$67.10	$70.18	$69.35	$59.56	$60.91	$63.37	$51.83
Less: Net unrealized investment gains (losses), net of income tax	15.63	18.78	17.88	11.53	12.20	14.15	12.65
Defined benefit plans adjustment, net of income tax	(1.84)	(1.80)	(1.93)	(1.80)	(1.81)	(1.81)	(1.78)
Book value per common share, excluding AOCI other than FCTA (1)	53.31	53.20	53.40	49.83	50.52	51.03	40.96
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	18.19	17.14	16.67	15.16	15.20	13.77	-
Book value per common share - common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$35.12	$36.06	$36.73	$34.67	$35.32	$37.26	$40.96

	For the Three Months Ended (2)							For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2016

Return on MetLife, Inc.‘s:
Common stockholders’ equity	12.6%	0.3%	3.0%	(12.1)%	5.0%	5.0%	(0.6)%	1.0%
Common stockholders’ equity, excluding AOCI other than FCTA	15.3%	0.4%	3.9%	(15.1)%	6.0%	6.2%	(0.7)%	1.2%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (3)	18.6%	0.6%	4.8%	(18.1)%	7.4%	7.6%	(0.8)%	1.6%

Operating return on MetLife, Inc.‘s:
Common stockholders’ equity	5.7%	3.3%	7.1%	6.1%	7.9%	6.8%	7.7%	5.7%
Common stockholders’ equity, excluding AOCI other than FCTA	7.0%	4.3%	9.3%	7.6%	9.5%	8.3%	9.6%	7.1%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.5%	6.4%	13.6%	11.1%	13.7%	11.6%	11.3%	10.4%
Tangible common stockholders’ equity (excludes AOCI other than FCTA) (4)	8.5%	5.2%	11.2%	9.3%	11.6%	10.1%	12.0%	8.7%

Average common stockholders’ equity	$69,796	$75,411	$76,667	$70,732	$65,553	$66,626	$61,019	$71,634
Average common stockholders’ equity, excluding AOCI other than FCTA	$57,362	$58,512	$58,573	$56,634	$54,605	$54,450	$48,729	$57,291
Average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$38,325	$39,104	$39,998	$39,177	$38,088	$38,907	$41,404	$38,926
Average tangible common stockholders’ equity (excludes AOCI other than FCTA)	$47,439	$48,423	$48,558	$46,931	$45,049	$44,851	$39,165	$47,412

(1)    Calculated using common shares outstanding, end of period.

(2)    Annualized using quarter-to-date results.

(3)    Net income (loss) available to MetLife, Inc.‘s common shareholders and operating earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017 of $12 million, $12 million, $12 million, $11 million, $11 million, $11 million and $9 million, respectively, and for the year ended December 31, 2016 of $47 million.

(4)    Operating earnings (losses) available to MetLife, Inc.‘s common shareholders and operating earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended March 31, 2016, June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017 of $9 million, $8 million, $9 million, $10 million, $8 million, $8 million, and $9 million, respectively, and for the year ended December 31, 2016 of $36 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2) RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S.
GROUP BENEFITS	29.5%	40.9%	24.7%	(9.6)%	23.0%	29.4%	32.1%
RETIREMENT AND INCOME SOLUTIONS	10.9%	21.8%	16.6%	11.3%	11.1%	22.8%	21.2%
PROPERTY & CASUALTY	11.0%	(0.7)%	20.9%	15.6%	6.7%	5.6%	11.2%
TOTAL U.S.	15.9%	24.6%	19.2%	6.2%	13.6%	21.5%	22.4%
ASIA	31.3%	27.9%	13.0%	(21.7)%	15.3%	6.5%	7.7%
LATIN AMERICA	18.4%	11.1%	19.0%	32.7%	31.2%	13.0%	30.4%
EMEA	9.1%	11.8%	14.1%	3.2%	10.0%	8.3%	7.6%
METLIFE HOLDINGS	17.3%	6.0%	(2.2)%	(14.4)%	11.5%	1.6%	8.2%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S.	17.5%	27.0%	21.1%	6.8%	15.8%	25.0%	26.1%
ASIA	53.7%	48.0%	22.5%	(37.2)%	24.4%	10.3%	12.3%
LATIN AMERICA	29.1%	17.6%	30.2%	51.9%	53.8%	22.3%	52.3%
EMEA	15.6%	20.2%	24.2%	6.0%	16.3%	13.7%	12.5%
METLIFE HOLDINGS	18.3%	6.5%	(2.1)%	(14.9)%	12.8%	1.9%	9.2%

OPERATING RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S.
GROUP BENEFITS	19.7%	25.7%	25.8%	24.1%	27.6%	28.8%	34.2%
RETIREMENT AND INCOME SOLUTIONS	14.2%	15.3%	18.1%	17.6%	20.2%	19.4%	18.3%
PROPERTY & CASUALTY	7.8%	(0.7)%	20.5%	15.2%	6.2%	6.0%	11.0%
TOTAL U.S.	15.0%	16.4%	20.4%	19.1%	19.7%	19.5%	21.4%
ASIA	11.0%	9.4%	11.7%	12.8%	9.4%	9.9%	10.0%
LATIN AMERICA	19.7%	17.9%	17.3%	15.9%	19.5%	21.0%	22.2%
EMEA	7.8%	7.9%	9.2%	8.9%	9.3%	9.0%	8.8%
METLIFE HOLDINGS	9.6%	(1.2)%	9.6%	7.2%	13.7%	8.4%	14.6%

OPERATING RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S.	16.5%	18.0%	22.4%	21.0%	22.9%	22.7%	24.9%
ASIA	19.0%	16.2%	20.2%	22.1%	15.0%	15.8%	16.0%
LATIN AMERICA	31.2%	28.3%	27.5%	25.2%	33.6%	36.2%	38.3%
EMEA	13.5%	13.8%	15.8%	15.6%	15.3%	14.7%	14.5%
METLIFE HOLDINGS	10.3%	(1.1)%	10.2%	7.7%	15.3%	9.4%	16.3%
(1) Annualized using quarter-to-date results. (2) Allocated equity and allocated tangible equity are presented below:
				ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
	Unaudited (In millions)			2016	2017	2016	2017
	U.S.
	GROUP BENEFITS			$2,884	$2,816
	RETIREMENT AND INCOME SOLUTIONS			6,813	5,538
	PROPERTY & CASUALTY			1,130	1,862
	TOTAL U.S.			$10,827	$10,216	$9,855	$8,792
	ASIA			$11,045	$12,587	$6,431	$7,898
	LATIN AMERICA			$3,070	$2,933	$1,935	$1,704
	EMEA			$3,226	$3,210	$1,919	$2,017
	METLIFE HOLDINGS			$11,082	$11,247	$10,586	$10,179

(3)    Net income (loss) available to MetLife, Inc.‘s common shareholders used to calculate the return on allocated tangible equity and operating earnings available to common shareholders used to calculate the operating return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S.	$1	$1	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$1	$1	$1	$1
LATIN AMERICA	$-	$-	$-	$-	$-	$-	$-
EMEA	$2	$2	$2	$3	$2	$2	$2
METLIFE HOLDINGS	$5	$5	$5	$5	$5	$4	$4

APPENDIX

METLIFE

OPERATING PREMIUMS, FEES AND OTHER REVENUES, OTHER OPERATING EXPENSES AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

OPERATING PREMIUMS, FEES AND OTHER REVENUES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S. (1)	$5,474	$5,612	$6,373	$5,815	$5,654	$6,327	$7,431
ASIA	2,098	2,039	2,099	2,122	2,128	2,051	2,165
LATIN AMERICA	924	934	916	972	977	954	937
EMEA	616	627	622	647	649	646	634
METLIFE HOLDINGS (1)	1,656	1,686	1,555	1,626	1,517	1,404	1,375
CORPORATE & OTHER (1)	25	34	63	30	97	69	78
Total operating premiums, fees and other revenues on a constant currency basis	$10,793	$10,932	$11,628	$11,212	$11,022	$11,451	$12,620
Total operating premiums, fees and other revenues	$10,671	$10,940	$11,731	$11,136	$10,882	$11,398	$12,620

ASIA (including operating joint ventures) (2), (3)	$2,260	$2,191	$2,263	$2,310	$2,322	$2,239	$2,361

OTHER OPERATING EXPENSES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S. (1)	$942	$918	$912	$934	$909	$914	$933
ASIA	877	864	876	925	890	896	905
LATIN AMERICA	325	329	341	385	339	363	377
EMEA	336	335	335	336	334	343	347
METLIFE HOLDINGS (1)	596	864	401	531	340	370	322
CORPORATE & OTHER (1)	166	150	85	194	210	202	237
Total other operating expenses on a constant currency basis	$3,242	$3,460	$2,950	$3,305	$3,022	$3,088	$3,121
Total other operating expenses	$3,198	$3,468	$2,995	$3,277	$2,976	$3,070	$3,121

ASIA (including operating joint ventures) (2), (3)	$939	$927	$945	$995	$970	$975	$983

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
U.S. (1)	$406	$443	$552	$516	$503	$499	$546
ASIA	317	259	314	356	301	314	314
LATIN AMERICA	156	139	138	129	157	159	163
EMEA	61	61	72	76	82	76	71
METLIFE HOLDINGS (1)	267	(33)	266	199	385	235	410
CORPORATE & OTHER (1)	(190)	(244)	6	(180)	(99)	(145)	(336)
Total operating earnings available to common shareholders on a constant currency basis	$1,017	$625	$1,348	$1,096	$1,329	$1,138	$1,168
Total operating earnings available to common shareholders	$1,002	$626	$1,355	$1,083	$1,302	$1,125	$1,168

(1)    Amounts on a reported basis, as constant currency impact is not significant.

(2)    Operating premiums, universal life and investment-type product policy fees, other revenues and other operating expenses are reported as part of net investment income on the statement of operating earnings available to common shareholders for operating joint ventures.

(3)    Includes MetLife, Inc.‘s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE

NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	operating revenues	(i)	revenues
(ii)	operating expenses	(ii)	expenses
(iii)	operating premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	operating earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	operating earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.‘s common shareholders
(vi)	operating earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.‘s common shareholders
(vii)	operating earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.‘s common shareholders per diluted common share
(viii)	operating return on equity	(viii)	return on equity
(ix)	investment portfolio gains (losses)	(ix)	net investment gains (losses)
(x)	derivative gains (losses)	(x)	net derivative gains (losses)
(xi)	MetLife, Inc.‘s tangible common stockholders’ equity	(xi)	MetLife, Inc.‘s stockholders’ equity
(xii)	MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA	(xii)	MetLife, Inc.‘s stockholders’ equity
(xiii)	MetLife, Inc.‘s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xiii)	MetLife, Inc.‘s stockholders’ equity

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Operating earnings and related measures

•	operating earnings;
•	operating earnings available to common shareholders; and
•	operating earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses

These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the three months ended March 31, 2016, and for the year-to-date period ended September 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar year-end reporting without retrospective application of this change to prior periods (“Lag elimination”). Operating revenues also excludes NIGL and NDGL. Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues:
•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

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Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses:
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Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments (“Inflation and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

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Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
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Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition, integration and other costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses or goodwill impairment. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within operating earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
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MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA - MetLife, Inc.‘s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

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Operating return on MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA - operating earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

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Operating return on MetLife, Inc.‘s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)

- operating earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)

•	Operating return on MetLife, Inc.‘s common stockholders’ equity - operating earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity.
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Return on MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA - net income (loss) available to MetLife, Inc.‘s common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.‘s common stockholders’ equity - net income (loss) available to MetLife, Inc.‘s common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity.
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Allocated equity - portion of MetLife, Inc.‘s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Operating return on allocated equity - operating earnings available to common shareholders divided by allocated equity.
•	Return on allocated equity - net income (loss) available to MetLife, Inc.‘s common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of operating earnings and other financial measures based on operating earnings mentioned above.

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MetLife, Inc.‘s tangible common stockholders’ equity or tangible equity - MetLife, Inc.‘s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

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Operating return on MetLife, Inc.‘s tangible common stockholders’ equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.‘s average tangible common stockholders’ equity.

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Return on MetLife, Inc.‘s tangible common stockholders’ equity - net income (loss) available to MetLife, Inc.‘s common shareholders, excluding goodwill impairment and amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.‘s average tangible common stockholders’ equity.

•	Operating return on allocated tangible equity - operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
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Return on allocated tangible equity - net income (loss) available to MetLife, Inc.‘s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.
The following additional information is relevant to an understanding of our performance results:
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Statistical sales information for Latin America, Asia and EMEA - calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

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All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS
AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
LTC	Long-term care
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PDO	Policyholder dividend obligation
PAB	Policyholder account balances
QFS	Quarterly financial supplement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements